                                                                    EXHIBIT 10.1


                    ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF OKLAHOMA                        )
                                         ) KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF ELLIS                          )

     THE PROSPECTIVE INVESTMENT AND TRADING COMPANY, LTD., an Oklahoma Corporation, whose address is P.O. Box 702320, Tulsa, Oklahoma, 74170-2320, hereinafter referred to as "Assignor", for and in consideration of ONE HUNDRED DOLLARS ($100.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, transfer, grant and convey unto PAX Energy, LLC, 6420-B N. Santa Fe Ave, Oklahoma City OK 73116, hereinafter referred to as "Assignee", all of Assignor's right, title and interest in and to the following:

     (i) The oil and gas leases, leasehold interests, rights and interests attributable or allocable to the oil and gas leases or leasehold interests by virtue of pooling, utilization, communization, and operating agreement, licenses, permits, and other agreements (collectively the "Leases"), all more particularly described on Exhibit "A" hereof, together with identical undivided interests in and to all the property and rights incident thereto, including, but not limited to, all rights in, to and under all agreements, product purchase and sale contracts, leases, permits, rights-of-way, easements, licenses, farmouts, options, orders, and other contracts or agreements of a similar nature to the extent same relate to the Leases, insofar and only insofar as they cover the drilling and spacing unit for each of the wells described on Exhibit "B" hereof as established by the Oklahoma Corporation Commission.

     (ii) The wells, equipment, materials and other personal property, fixtures and improvements on the Leases as of the Effective Date
            (as hereinafter defined), appurtenant thereto or used or obtained in connection with the Leases or with the production, treatment, sale or disposal of hydrocarbons or waste produced therefrom or attributable thereto, and all other appurtenances thereunto belonging (the "Equipment"); provided, however, Equipment shall not include vehicles, communications equipment, tools, or leased equipment located on the Leases;

     (iii) All unitization, communication, pooling, and operating agreements, and the units created thereby which relate to the Leases or interests therein described on Exhibit "A" or which relate to any units or wells located on the Leases, including any and all units formed under orders, regulations, rules, and other official acts of the governmental authority having jurisdiction, together with any right, title and interest created thereby in the Leases, insofar, and only insofar as they relate to the drilling and spacing units established by the Oklahoma Corporation Commission for the wells described on Exhibit "B".

Assignor's interest in the above mentioned assets being herein conveyed is hereinafter collectively referred to as the "Interests".

Assignor specifically reserves unto itself, its heirs, successors and assigns, and excepts from this assignment all of its leasehold rights outside the wellbore of the Safari 1-33 located in Section 33-19N-21W, Ellis County, Oklahoma and a like interest in and to all rights lying and being below the Morrow Formation, together with full rights of ingress and egress. Assignor reserves unto itself, its heirs, successors and assigns and excepts from this assignment all proceeds or revenue attributable to the interests assigned herein that occurred prior to the effective date, as well as the same proportionate share of oil in the tanks on the effective date. Assignor shall be entitled to receive any and all proceeds or revenues received for the sale of its proportionate share of the oil remaining in the tanks on the effective date and subsequently sold.

TO HAVE AND TO HOLD the interests unto Assignee, its successors and assigns, forever, subject to the following terms and conditions:

 1. This Assignment is accepted subject to, and Assignee agrees to assume and perform, any and all of the liabilities and obligations, or alleged or threatened liabilities and obligations, of Assignor under the Interests and existing oil and gas leases, assignments, operating agreements, product purchase and sale contracts, leases, permits, rights-of-way, licenses, easements, options, orders, and any other agreements or contracts attributable to and affecting the Interests, including but not limited to, any and all obligations (i) to pay and deliver royalties, overriding royalties, non-participating royalties, and other burdens on production,
     (ii) in connection with or arising out of balancing of overproduction or underproduction from the Interests, and (iii) in compliance with all laws and governmental regulations with respect to the Interests including, but not limited to, the lawful plugging and abandonment of oil and gas wells and the restoration of the surface of the land as nearly as possible to its prelease condition, whether or not such liabilities and obligations, or alleged or threatened liabilities and obligations, are caused by Assignor's negligence and whether or not such liabilities and obligations, or alleged or threatened liabilities and obligations, arise during the period of, or from, or in connection with Assignor's ownership or operation of the Interests. Without limitation of the foregoing, Assignee agrees to assume and perform any and all of the liabilities and obligations, or alleged or threatened liabilities and obligations, of Assignor for claims, losses, damages, costs, expenses, diminuitions in value, suits, and causes of action of any kind or character, with respect to the environmental condition of the Interests, regardless of when the events occurred that caused such condition to exist and whether or not caused by or attributable to Assignor's negligence. Assignee shall, to the fullest extent permitted by law, protect, defend, indemnify and hold Assignor and its directors, officers, employees, agents and representatives of each of them, harmless from and against any and all claims, losses, damages, costs, expenses, diminuitions in value, suits, causes of action or judgments of any kind or character with respect to any and all liabilities and obligations or alleged or threatened liabilities and obligations, including, but not limited to, any interest, penalty and any attorney's fees and other costs and expenses incurred in connection with investigation or defending any claims or actions, whether or not resulting in any liability, attributable to or arising out of (i) ownership or operation of the Interests subsequent to the Effective Date, and (ii) Assignee's assumption of any liability or obligation in accordance with this paragraph.

     THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS ASSIGNMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, OR OTHER FAULT OF ASSIGNOR.

2. THIS ASSIGNMENT AND BILL OF SALE IS EXECUTED, DELIVERED, AND ACCEPTED WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF TITLE OF ANY KIND OR NATURE, EXCEPT AS EXPRESSLY PROVIDED HEREIN, EITHER EXPRESS, IMPLIED OR STATUTORY. THE INTERESTS ARE BEING CONVEYED AND ASSIGNED TO AND ACCEPTED BY THE ASSIGNEE IN THIS "AS IS, WHERE IS" CONDITION AND STATE OF REPAIR, AND WITH ALL FAULTS AND DEFECTS, WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MARKETABILITY, QUALITY, CONDITION, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. IT IS UNDERSTOOD AND AGREED THAT ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION AND STATE OR REPAIR AND WITH ALL FAULTS AND DEFECTS, INCLUDING, BUT NOT LIMITED TO, THE PRESENCE OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (NORM). IN ADDITION, ASSIGNOR MAKES NO REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA DELIVERED TO ASSIGNEE WITH RESPECT TO THE INTERESTS, OR CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY, ATTRIBUTABLE TO THE INTERESTS, OR THE ABILITY OF THE INTERESTS TO PRODUCE HYDROCARBONS, OR THE PRICES WHICH ASSIGNEE IS OR WILL BE ENTITLED TO RECEIVE FOR ANY SUCH HYDROCARBONS.

3. Assignor shall warrant and defend the title to the Interests against all claims and demands of all persons claiming by, through or under Assignor, but not otherwise.

4. This Assignment and Bill and Sale shall Inure to the benefit of and be binding upon the parties hereto, their heirs, successors and assigns.

5. This assignment and Bill of Sale may be executed by Assignor and Assignee in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this instrument is executed the ______ day of _____________, 2001, but shall be effective as of the ________________________, 2001 (the
"Effective Date").

                                        ASSIGNOR:


                                        THE PROSPECTIVE INVESTMENT AND
                                        TRADING COMPANY, LTD.



                                        By:
                                           ------------------------------------
                                           Adam C. Singer, President


                                        ASSIGNEE:


                                        PAX ENERGY, LLC



                                        By:
                                           ------------------------------------
                                           De Wayne Pitt




STATE OF OKLAHOMA         )
                          )
COUNTY OF TULSA           )

         BEFORE ME, the undersigned authority, on this day personally appeared Adam C. Singer, President of The Prospective Investment and Trading Company, Ltd., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE on this ______ day of _________________, 1999.



                                 -----------------------------------------------
                                 Notary Public in and for said County and State.

MY COMMISSION EXPIRES:


----------------------

STATE OF OKLAHOMA         )
                          )
COUNTY OF ____________    )

         BEFORE ME, the undersigned authority, on this day personally appeared ______________________, ______________________ of PAX ENERGY, LLC, known to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE on this ______ day of _________________, 1999.



                                 -----------------------------------------------
                                 Notary Public in and for said County and State.

MY COMMISSION EXPIRES:


----------------------
                                   EXHIBIT "A"


                                   EXHIBIT "B"

                                                            LEASE         BOOK
LEASE NAME                             LESSEE               DATED         PAGE
----------                             ------               -----         ----

W.R. Cree                       Harvest Land Leasing       01/22/82     384/340

Raymond E. Reid,                Harvest Land Leasing       01/22/82     384/337
  Atty in Fact

G.B. Cree, Jr.                  Harvest Land Leasing       04/19/82     388/305

Donald R. Harrel, et ux         Prospective Investment     02/15/82     407/355

Earl Ritterhouse, et ux         Harvest Land Leasing       01/22/82     387/694

Mary K. Earl                    Harvest Land Leasing       02/02/82     385/754

Clyde J. Hurst Trust            Harvest Land Leasing       02/23/82     385/756

Ernestine Farley                Harvest Land Leasing       02/02/82     387/579

Margaret Price                  Harvest Land Leasing       02/02/82     387/577

Mercedes B. Hawkins             Prospective Investment     06/24/81     370/444

Marilyn Hodges                  Prospective Investment     11/10/82     402/547

Sabine Corporation              Prospective Investment     02/02/83     408/350

Nimrod Petroleum Company        Prospective Investment     11/15/82     399/431

The Liberty Nat'l Bank &        Cities Service Company     05/05/80     346/617
  Trust Company

Villard Martin Jr, Trustee      Cities Service Company     04/22/80     346/615

K.L. Ferguson, et ux            Cities Service Company     12/03/81     384/866

Hazel Wyley                     Harvest Land Leasing       02/02/82     385/762

Katherine Smith, et vir         Harvest Land Leasing       02/02/82     387/581

Jay B. Price                    Harvest Land Leasing       02/02/82     385/758

Mrs. Bertha Hollingsworth       Harvest Land Leasing       02/02/82     385/760

Lola Comstock                   Harvest Land Leasing       02/02/82     385/764

Colonial Royalties Company      Prospective Investment     04/13/82     389/514

The Ajax Investment Company     Prospective Investment     04/13/82     389/512

Triangle Oil Company            Prospective Investment     05/13/81     365/464

CCW Interests Inc.              Prospective Investment     05/13/81     365/756

Royal Oil and Gas Corporation   Prospective Investment     05/01/81     366/13

ST OK CS 17234                  Prospective Investment     12/07/82     402/630

Joe M. Sears, Trustee           Prospective Investment     02/25/83     406/800

L.O. Pulliam                    Cities Service Company     04/10/80     346/619

Mary V. Guerin                  Cities Service Company     04/01/80     344/230

D.W. Keffer, et ux              Cities Service Company     01/23/80     340/150

Harold M. Bradbury              Cities Service Company     04/01/80     344/115

Elizabeth Seibold               Cities Service Company     03/20/80     342/598

Jean R. Voss, et vir            Cities Service Company     03/20/80     342/596

George W. Seibold, Jr.          Cities Service Company     03/20/80     342/594

Tenneco Oil Company             Prospective Investment     04/21/83     414/218


SPECIFICALLY EXCLUDING all right, title and interest in and to the well bore of the Safari 1-33 currently operated by The Prospective Investment and Trading Company, Ltd. and the rights necessary to produce oil, gas and minerals from said well bore AND all right, title and interest below the base of the Morrow Formation.

                                                         Record and return to:
VICI                                                     PAX ENERGY, LLC
                                                         6420-B N. Santa Fe
                                                         Oklahoma City, OK 73116


                        ASSIGNMENT OF OIL AND GAS LEASES
                      SUBJECT TO A CARRIED WORKING INTEREST


KNOW ALL MEN BY THESE PRESENTS:

         THAT WHEREAS, the undersigned PAX ENERGY, LLC, whose address is 6420-B
N. Santa Fe, Oklahoma City, Oklahoma, 73116, (hereinafter called "Assignor") is the owner of an interest in certain oil and gas leases covering certain lands, which leases and the lands covered by said leases are more fully described in Exhibit "A" attached hereto and made a part hereof.

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Assignor does hereby grant, bargain, sell, transfer and convey all of that portion of Assignor's right, title and interest in and to the leases described in Exhibit "A", unto the following named parties (hereinafter called "Assignees"), in the proportions set opposite their names below, as follows:

                                                PROPORTION OF WORKING
            NAME AND ADDRESS OF ASSIGNEE          INTEREST ASSIGNED
            ----------------------------        ---------------------


            TBX Resources, Inc.                         33.75%
            12300 Ford Road, Suite 265
            Dallas, TX 75234


            Sanguine Investments, LLC                  16.875%
            6420-B N. Santa Fe Avenue
            Oklahoma City, OK 73116


RESERVATION

         FOR THE SAME CONSIDERATION, Assignor does hereby reserve and retain and assignees do hereby grant, transfer, assign and convey unto the following named parties in the proportions set opposite their names below, as follows:

                                                PROPORTION OF CARRIED
            NAME                                   WORKING INTEREST
            ----                                ---------------------


            PAX Energy, L.L.C.                          4.500%
            6420-B N. Santa Fe
            Oklahoma City, OK 73116

            Creede Oil & Gas Company                    .5625%
            3217 Bart Conner Drive, Suite A
            Norman, OK 73072

            Prism Resources, L.L.C.                     .5625%
            6420-B N. Santa Fe
            Oklahoma City, OK 73116

         AN UNDIVIDED TEN PERCENT (10.00%) CARRIED WORKING INTEREST in and to all right, title and interest of Assignor in and to the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar and only insofar as said leases cover the lands described in said Exhibit "A".

         In the event Assignee, their successors and assigns, acquires any additional oil and gas leasehold or fee mineral interests in the lands described in Exhibit "A" over and above the originally acquired prospect interest, on or after the effective date hereof, Assignee agrees to assign in the same proportions and subject to the same limitations, as hereinabove set forth, such additional interest was acquired, an additional Ten Percent (10.00%) carried working interest, on any and all such additional interests so acquired by Assignee in the lands described in Exhibit "A". This agreement to assign such additional carried working interest shall be and remain in full force and effect from the effective date hereof and so long thereafter as oil and/or gas is produced from the lands described in Exhibit "A", or upon any lands with which the lands described on Exhibit "A" might be included in any drilling or spacing unit.

         The term "Carried Working Interest", as used herein means that all costs and expenses of drilling, equipping, recompleting and/or plugging back of any well, and all costs and expenses of plugging and abandoning any well in case of a dry hole, attributable to the carried working interest herein assigned, and agreed to be assigned, shall be borne by Assignee, its successors and assigns until such well has been

                                                                         [STAMP]
completed or recompleted as a producer into the tanks if an oil well or to the point of first sales if a gas well, including any gas sales lines, metering facilities and related production facilities, and thereafter, Assignors shall own their proportionate shares of all personal property and surface and subsurface fixtures, material, supplies and equipment appurtenant to such wells, including any gas sales lines, metering facilities and related production facilities.

         The carried working interest herein assigned, and agreed to be assigned, shall be subject to Assignors' proportionate parts of all royalties, excess royalties and other burdens, to which the interest of Assignor in the subject leases was subject on the effective date hereof, or on the effective date Assignor acquired its interest.

         GENERAL PROVISIONS

         All interests and rights of Assignors in and to the lands described in Exhibit "A" and the production therefrom provided for in this instrument shall extend not only to the oil and gas leases described in Exhibit "A", but also to any and all extensions and renewals of said oil and gas leases, which may be acquired by Assignee, its successors and assigns.

         All costs and expenses of present and future accounting, administration, recordation and distribution, with respect to the interests herein assigned shall be borne by Assignee. Assignor agrees to execute and deliver to Assignees the documentation necessary to record such Assignments and to carry out the intention of this instrument.

         This assignment may be executed in any number of counterparts, and each executed counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment. To facilitate recording, the counterpart to be recorded in a given county may contain only that part of Exhibit "A" hereto that describes property located in that county. Assignor and Assignees have retained counterparts of this assignment with a complete Exhibit "A" hereto.

         Assignor warrants the title to the interests herein assigned be free, clear and discharged from all former grants, charges, taxes, judgments, and other encumbrances of whatsoever nature made or suffered to be made by, through or under Assignor, but not otherwise.

         This instrument shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns, and shall run with and burden the leaseholds and lands which are the subject hereof. This Assignment is effective October 1, 2000.

ASSIGNEES:                            ASSIGNOR:

TBX RESOURCES, INC.                   PAX ENERGY, LLC

/s/ TIM BURROUGHS                     /s/ DE WAYNE PITT
--------------------                  --------------------
Tim Burroughs                         By: De Wayne Pitt


/s/ STEVE OWEN
--------------------
Steve Owen

STATE OF OKLAHOMA   )
                    )ss.
COUNTY OF OKLAHOMA  )

     Before me, the undersigned, a Notary Public, in and for said County and State on this 10th day of October, 2000 personally appeared De Wayne Pitt, Managing Member of PAX Energy, LLC, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:       /s/ TERRI M. RICHARDSON  [STATE OF CALIFORNIA SEAL]
August 22, 2004              ------------------------
                                   Notary Public

                                            STATE OF OKLAHOMA )
                                               ELLIS COUNTY   )F8
                                            This instrument was filed for record
                                            on the 18th day of October 2000
[NOTARY SEAL]                               at 10 o'clock A.M. and duly
                                            recorded misc. book 646
                                            on page 134-41. Fee $22.00
                                            PEGGY SCHOENHALS,
                                            County Clerk
                                            By JANET BLAYLOCK, Deputy

                                                   [STAMP]

STATE OF TEXAS   )
                 )ss.
COUNTY OF DALLAS )

     Before me, the undersigned, a Notary Public, in and for said County and State on this 13th day of October, 2000 personally appeared Tim Burroughs, President of TBX Resources, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.


My commission expires:              /s/ CHRISTINE COLEY
12-29-01                            -------------------------
                                        Notary Public

                                        [NOTARY SEAL]


STATE OF OKLAHOMA   )
                    )ss.
COUNTY OF OKLAHOMA  )

     Before me, the undersigned, a Notary Public, in and for said County and State on this 10th day of October, 2000 personally appeared Steve Owen, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

                                        /s/ TERRI M. RICHARDSON
                                        ------------------------
                                               Notary Public

[NOTARY SEAL]











                                                                         [STAMP]

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                               Section 23-19N-21W
                                Ellis County, OK


Lessor:        Clayton Beall, a single person
Lessee:        Verlan W. Harrell
Dated:         3-5-99
Recorded:      Book 8531, Page 421
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Leon Beall, a single person
Lessee:        Verlan W. Harrell
Dated:         3-5-99
Recorded:      Book 8529, Page 417
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Ronald G. Care
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8527, Page 413
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Maxine Castor
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9153, Page 366
Description:   SE/4 NE/4

Lessor:        Jacqueline Marrs Cundieff
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8532, Page 423
Description:   N/2 N/2

Lessor:        Carol Ward de Sreyes
Lessee:        Verlan W. Harrell
Dated:         8-13-99
Recorded:      Book 9933, Page 1
Description:

Lessor:        George Doll
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9150, Page 360
Description:   SE/4 NE/4

Lessor:        Paul Edgar Doll
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9152, Page 364
Description:   SE/4 NE/4

Lessor:        Ruby Ketron
Lessee:        Verlan W. Harrell
Dated:         5-20-99
Recorded:      Book 9157, Page 372
Description:   SW/4 NW/4 & W/2 SW/4

Lessor:        Sharon Murray
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9454, Page 394
Description:   SE/4 NE/4

Lessor:        Judy Schultz
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9154, Page 368
Description:   SE/4 NE/4


                                                                         [STAMP]

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                           Section 23-19N-21W (cont.)
                                Ellis County, OK

Lessor:        John A. Taylor
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9932, Page 949
Description:   SE/4 NE/4

Lessor:        John T. Young & Erma Lee Young, his wife
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8533, Page 425
Description:   SE/4 NW/4 & NE/4 SW/4

Lessor:        Pauline Young, a single person
Lessee:        Verlan W. Harrell
Dated:         3-9-99
Recorded:      Book 8530, Page 419
Description:   SE/4 NW/4 & NE/4 SW/4

Lessor:        Dorotha M. Ward
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9160, Page 380
Description:   SE/4 NE/4

Lessor:        Dorothy S. Ward a/k/a Dorothy Steele Ward
Lessee:        Verlan W. Harrell
Dated:         5/18/99
Recorded:      Book 9465, Page 416
Description:   SE/4 NE/4

Lessor:        Wanda Allen White
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8528, Page 415
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Edith L. Wild & Everett U. Wild
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9151, Page 362
Description:   SE/4 NE/4

                               Section 26-19N-21W
                             Ellis County, Oklahoma

Lessor:        Barbara Rose Austin
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9459, Page 404
Description:   NW/4

Lessor:        Cleo Fay Crum a/k/a Cleo F. Crum
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9470, Page 426
Description:   NW/4

Lessor:        Beverly Ruth Culver
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9477, Page 440
Description:   NW/4



                                                                         [STAMP]

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                           Section 26-19N-21W (cont.)
                                Ellis County, OK


Lessor:        Travis David Dennett & Lorri P. Dennett, his wife
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 9473, Page 432
Description:   NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, E/2 SE/4

Lessor:        Darline Kemnitz
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9460, Page 406
Description:   NW/4

Lessor:        Loren John (Johnny) Meeks
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9453, Page 392
Description:   NW/4

Lessor:        Merline Newell
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9458, Page 402
Description:   NW/4

Lessor:        Lou Ann O'Neill
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9466, Page 418
Description:   NW/4

Lessor:        Judith Ann Perry & Marvin Perry, her husband
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 9475, Page 436
Description:   N/2 SW/4

Lessor:        Joyce Prilliman
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9457, Page 400
Description:   NW/4

Lessor:        Matilda J. Turner Tobin
Lessee:        Verlan W. Harrell
Dated:
Recorded:      Book 9462, Page 410
Description:   NW/4

Lessor:        Jeanne E. Temple Truan
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9464, Page 414
Description:   NW/4

Lessor:        Robert F. Turner
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9472, Page 430
Description:   NW/4

Lessor:        Fred C. Turner
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9469, Page 424
Description:   NW/4


                                                                         [STAMP]

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                          Section 26-19N-21 W (cont.)
                                Ellis County, OK

Lessor:           Sam Lawson Turner
Lessee:           Verlan W. Harrell
Dated:            7-7-99
Recorded:         Book 9468, Page 422
Description:      NW/4

                               Section 27-19N-21W
                             Ellis County, Oklahoma

Lessor:           Harold M. Bradbury Trust dtd. 2/20/96, Maudie L. Bradbury &
                  Jennifer L. Hale, Trustees
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 8539, Page 438
Description:      SW/4 SW/4

Lessor:           Mary Opal Cree Royalty Partnership, a Texas General
                  Partnership
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 8536, Page 431
Description:      SW/4 SW/4

Lessor:           Travis David Dennett & Lorri P. Dennett, his wife
Lessee:           Verlan W. Harrell
Dated:            5-19-99
Recorded:         Book 9159, Page 378
Description:      E/2 SE/4

Lessor:           Jay E. Dixon & Ruth R. Dixon
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 8538, Page 435
Description:      SW/4 SE/4

Lessor:           Mary V. Geurin Trust dtd. 10-19-93, Carol Jean Bashlor,
                  Surviving Trustee
Lessee:           Verlan W. Harrell
Dated:            5-2-99
Recorded:         Book 9158, Page 374
Description:      SW/4 SW/4

Lessor:           Burtram Collver Hopkins II, Trustee of the Julie Ann Hopkins
                  Trust
Lessee:           Verlan W. Harrell
Dated:            3-5-99
Recorded:         Book 8534, Page 427
Description:      W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4, NW/4
                  SE/4


Lessor:           Hugh B. Key
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 8537, Page 433
Description:      W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4, NW/4
                  SE/4

Lessor:           Judith Ann Perry & Marvin Perry, her husband
Lessee:           Verlan W. Harrell
Dated:            5-19-99
Recorded:         Book 9156, Page 376
Description:      E/2 SE/4

Lessor:           Ann B. Winslow
Lessee:           Verlan W. Harrell
Dated:            5-19-99
Recorded:         Book 9155, Page 370
Description:      W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4, NW/4
                  SE/4

                                                                         [STAMP]

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                               Section 34-19N-21W
                                Ellis County, OK


Lessor:           Benischek Properties, L.L.C., A New Mexico Limited Liability
                  Company, H. W. Benischek
Lessee:           Verlan W. Harrell
Dated:            7-7-99
Recorded:         Book 9471, Page 428
Description:      S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:           Bevery Honaker, Trustee of the Ward Irrevocable Trust dtd
                  3-31-92
Lessee:           Verlan W. Harrell
Dated:            8-4-99
Recorded:         Book 9456, Page 398
Description:      S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:           Bevery Sargent Honaker Family Trust dated 3-24-92
Lessee:           Verlan W. Harrell
Dated:            7-9-99
Recorded:         Book 9455, Page 396
Description:      S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:           Nathan Janco, Trustee of the Nathan Janco Trust
Lessee:           Verlan W. Harrell
Dated:            8-12-99
Recorded:         Book 9931, Page 947
Description:      South 13.34 acres of the NW/4 SW/4; S/2 SW/4; SW/4 SE/4

Lessor:           Michael P. McClure
Lessee:           Verlan W. Harrell
Dated:            7-19-99
Recorded:         Book 9930, Page 945
Description:      The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the SW/4 SE/4

Lessor:           Sherry A. McClure Revocable Trust U/T/A dtd 8-5-97
Lessee:           Verlan W. Harrell
Dated:            7-19-99
Recorded:         Book 9463, Page 412
Description:      The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the SW/4 SE/4

Lessor:           James R. Via & Betty June Via, his wife
Lessee:           Verlan W. Harrell
Dated:            7-8-99
Recorded:         Book 9467, Page 420
Description:      The North 26.66 acres of the NW/4 SW/4

Lessor:           Gwenliana McClure Wilson
Lessee:           Verlan W. Harrell
Dated:            7-19-99
Recorded:         Book 9461, Page 408
Description:      The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the SW/4 SE/4

                                                                      [STAMP]

                        ASSIGNMENT OF OIL AND GAS LEASES

         KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, VERLAN W. HARRELL, 101 Park Avenue, Suite 310, Oklahoma City, Oklahoma, 73116, hereinafter referred to as "ASSIGNOR", for and in consideration of the sum of ten dollars ($10.00), the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, and set over to PAX ENERGY, LLC, 6420 N. Santa Fe, Oklahoma City, Oklahoma, 73116, 75%, and to HARRELL PETROLEUM, INC., 101 Park Avenue, Suite 310, Oklahoma City, Oklahoma, 73116, hereinafter referred to as "ASSIGNEES", 25% of Assignor's right, title and interest in and to those certain Oil and Gas Leases, more specifically described and set out in Exhibit "A", attached hereto and made a part hereof.

         THIS ASSIGNMENT shall be subject to the terms and conditions of the Oil and Gas Leases herein assigned and to the depths and limitations, if any, thereof, and subject further to all overriding royalties, excessive royalties, or other burdens presently existing.

         ASSIGNOR shall retain and reserve an overriding royalty interest being the difference between an 80% net revenue and existing burdens or royalties, proportionately reduced to the interest assigned in the leases described on Exhibit "A".

         THIS ASSIGNMENT is made without warranty of title, express or implied, and shall extend to and be binding upon the heirs, executors, administrators, trustees, successors and assigns of the respective parties.

         EXECUTED AND DELIVERED THIS 1 day of Aug., 2000.

                                                   ASSIGNOR:
STATE OF OKLAHOMA )
                  )F8                             /s/ VERLAN W. HARRELL
   ELLIS COUNTY   )                               -----------------------
This Instrument was filed for record on           VERLAN W. HARRELL
the 2 day of Aug. 2000 at 9 o'clock A.M.
and duly recorded misc. book 644 on page
200-06 Fee $20.00
PEGGY SCHOENHALS, County Clerk
By JANET BLAYLOCK Deputy

[STATE OF OKLAHOMA SEAL]

STATE OF OKLAHOMA   )
                    )ss.
COUNTY OF OKLAHOMA  )

         Before me, the undersigned, a Notary Public, in and for said County and State on this 1st day of August, 2000 personally appeared Verlan W. Harrell and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

My commission expires:                            /s/ TERRI M. RICHARDSON
8-22-00                                           --------------------------
                                                      Notary Public

[NOTARY SEAL]                                         [STAMP]

                                  EXHIBIT "A"
                                S. VICI PROSPECT

                               Section 23-19N-21W
                                Ellis County, OK

Lessor:        Clayton Beall, a single person
Lessee:        Verlan W. Harrell
Dated:         3-5-99
Recorded:      Book 628, Page 421
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Leon Beall, a single person
Lessee:        Verlan W. Harrell
Dated:         3-5-99
Recorded:      Book 628, Page 417
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Ronald G. Care
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 628, Page 413
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Maxine Castor
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 630, Page 366
Description:   SE/4 NE/4

Lessor:        Jacqueline Marrs Cundieff
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 628, Page 423
Description:   N/2 N/2

Lessor:        Carol Ward de Sreyes
Lessee:        Verlan W. Harrell
Dated:         8-13-99
Recorded:      Book 633, Page 1
Description:   SE/4 NE/4

Lessor:        George Doll
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 630, Page 360
Description:   SE/4 NE/4

Lessor:        Paul Edgar Doll
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 630, Page 364
Description:   SE/4 NE/4

Lessor:        Ruby Ketron
Lessee:        Verlan W. Harrell
Dated:         5-20-99
Recorded:      Book 630, Page 374
Description:   SW/4 NW/4 & W/2 SW/4

Lessor:        Sharon Murray
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 631, Page 394
Description:   SE/4 NE/4

Lessor:        Judy Schultz
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 630, Page 368
Description:   SE/4 NE/4                                          [STAMP]

                                  EXHIBIT "A"
                                S. VICI PROSPECT

                           Section 23-19N-21W (cont.)
                                Ellis County, OK

Lessor:        John A. Taylor
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 632, Page 949
Description:   SE/4 NE/4

Lessor:        John T. Young & Erma Lee Young, his wife
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 628, Page 425
Description:   SE/4 NW/4 & NE/4 SW/4

Lessor:        Pauline Young, a single person
Lessee:        Verlan W. Harrell
Dated:         3-9-99
Recorded:      Book 628, Page 419
Description:   SE/4 NW/4 & NE/4 SW/4

Lessor:        Dorotha M. Ward
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 630, Page 380
Description:   SE/4 NE/4

Lessor:        Dorothy S. Ward a/k/a Dorothy Steele Ward
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 631, Page 416
Description:   SE/4 NE/4

Lessor:        Wanda Allen White
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 628, Page 415
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Edith L. Wild & Everett U. Wild
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 630, Page 362
Description:   SE/4 NE/4

                               Section 26-19N-21W
                             Ellis County, Oklahoma

Lessor:        Barbara Rose Austin
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 404
Description:   NW/4

Lessor:        Cleo Fay Crum a/k/a Cleo F. Crum
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 426
Description:   NW/4

Lessor:        Beverly Ruth Culver
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 440
Description:   NW/4                                               [STAMP]

                                  EXHIBIT "A"
                                S. VICI PROSPECT

                           Section 26-19N-21W (cont.)
                                Ellis County, OK

Lessor:        Travis David Dennett & Lorri P. Dennett, his wife
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 631, Page 434
Description:   N/2 SW/4

Lessor:        Darline Kemnitz
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 406
Description:   NW/4

Lessor:        Loren John (Johnny) Meeks
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 392
Description:   NW/4

Lessor:        Merline Newell
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 402
Description:   NW/4

Lessor:        Lou Ann O'Neill
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 418
Description:   NW/4

Lessor:        Judith Ann Perry & Marvin Perry, her husband
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 631, Page 436
Description:   N/2 SW/4

Lessor:        Joyce Prilliman
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 400
Description:   NW/4

Lessor:        Matilda J. Turner Tobin
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 410
Description:   NW/4

Lessor:        Jeanne E. Temple Truan
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 414
Description:   NW/4

Lessor:        Robert F. Turner
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 430
Description:   NW/4

Lessor:        Fred C. Turner
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 424
Description:   NW/4                                                   [STAMP]

                                  EXHIBIT "A"
                                S. VICI PROSPECT

                           Section 26-19N-21W (cont.)
                                Ellis County, OK



Lessor:           Sam Lawson Turner
Lessee:           Verlan W. Harrell
Dated:            7-7-99
Recorded:         Book 631, Page 422
Description:      NW/4


                               Section 27-19N-21W
                             Ellis County, Oklahoma


Lessor:           Harold M. Bradbury Trust dtd. 2/20/96, Maudie L. Bradbury &
                  Jennifer L. Hale, Trustees
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 628, Page 438
Description:      SW/4 SW/4

Lessor:           Mary Opal Cree Royalty Partnership, a Texas General
                  Partnership
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 628, Page 431
Description:      SW/4 SW/4

Lessor:           Travis David Dennett & Lorri P. Dennett, his wife
Lessee:           Verlan W. Harrell
Dated:            5-19-99
Recorded:         Book 630, Page 378
Description:      E/2 SE/4

Lessor:           Jay E. Dixon & Ruth R. Dixon
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 628, Page 435
Description:      SW/4 SE/4

Lessor:           Mary V. Geurin Trust dtd. 10-19-93, Carol Jean Bashlor,
                  Surviving Trustee
Lessee:           Verlan W. Harrell
Dated:            5-4-99
Recorded:         Book 630, Page 376
Description:      SW/4 SW/4

Lessor:           Butram Collver Hopkins II, Trustee of the Julie Ann Hopkins
                  Trust
Lessee:           Verlan W. Harrell
Dated:            3-5-99
Recorded:         Book 628, Page 427
Description:      W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4, NW/4
                  SE/4

Lessor:           Butram Collver Hopkins II, Trustee of the Mark Collver
                  Hopkins Trust
Lessee:           Verlan W. Harrell
Dated:            3-5-99
Recorded:         Book 628, Page 429
Description:      W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4, NW/4
                  SE/4

Lessor:           Hugh B. Key
Lessee:           Verlan W. Harrell
Dated:            2-25-99
Recorded:         Book 628, Page 433
Description:      W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4, NW/4
                  SE/4

                                                                         [STAMP]

                                  EXHIBIT "A"
                                S. VICI PROSPECT

                           Section 27-19N-21W (cont.)
                             Ellis County, Oklahoma




Lessor:        Judith Ann Perry & Marvin Perry, her husband
Lessee:        Verlan W. Harrell
Dated:         5-19-99
Recorded:      Book 630, Page 372
Description:   E/2 SE/4

Lessor:        Ann B. Winslow
Lessee:        Verlan W. Harrell
Dated:         5-19-99
Recorded:      Book 630, Page 370
Description:   W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4,
               NW/4 SE/4


                               Section 34-19N-21W
                                Ellis County, OK


Lessor:        Benischek Properties, L.L.C., A New Mexico Limited Liability
               Company,
               H.W. Benischek
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 631, Page 428
Description:   S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:        Travis David Dennett & Lorri P. Dennett, his wife
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 631, Page 432
Description:   NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, E/2 SE/4

Lessor:        Bevery Honaker, Trustee of the Ward Irrevocable Trust dtd 3-31-92
Lessee:        Verlan W. Harrell
Dated:         8-4-99
Recorded:      Book 631, Page 398
Description:   S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:        Bevery Sargent Honaker Family Trust dated 3-24-92
Lessee:        Verlan W. Harrell
Dated:         7-9-99
Recorded:      Book 631, Page 396
Description:   S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:        Nathan Janco, Trustee of the Nathan Janco Trust
Lessee:        Verlan W. Harrell
Dated:         8-12-99
Recorded:      Book 632, Page 947
Description:   South 13.34 acres of the NW/4 SW/4; S/2 SW/4; SW/4 SE/4

Lessor:        Michael P. McClure
Lessee:        Verlan W. Harrell
Dated:         7-19-99
Recorded:      Book 632, Page 945
Description:   The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the
               SW/4 SE/4

Lessor:        Sherry A. McClure Revocable Trust U/T/A dtd 8-5-97
Lessee:        Verlan W. Harrell
Dated:         7-19-99
Recorded:      Book 631, Page 412
Description:   The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the
               SW/4 SE/4


                                                                         [STAMP]

                                  EXHIBIT "A"
                                S. VICI PROSPECT

                           SECTION 34-19N-21W (CONT.)
                                ELLIS COUNTY, OK



Lessor:        Judith Ann Perry & Marvin Perry, her husband
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 631, Page 438
Description:   NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, E/2 SE/4

Lessor:        James R. Via & Betty June Via, his wife
Lessee:        Verlan W. Harrell
Dated:         7-8-99
Recorded:      Book 631, Page 420
Description:   The North 26.66 acres of the NW/4 SW/4

Lessor:        Gwenliana McClure Wilson
Lessee:        Verlan W. Harrell
Dated:         7-19-99
Recorded:      Book 631, Page 408
Description:   The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the SW/4 SE/4


                                                                         [STAMP]

                                  EXHIBIT "C"
                              (CORRECTED 6/13/01)

                    ASSIGNMENT, BILL OF SALE AND CONVEYANCE


STATE OF OKLAHOMA          )
                           ) KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF ELLIS            )


     PAX ENERGY, LLC, whose address is 6420-B N. Santa Fe, Oklahoma City, Oklahoma, 73116, hereinafter referred to as "Assignor", for and in consideration of ONE HUNDRED DOLLARS ($100.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, transfer, grant and convey unto GREAT WEST ENERGY AND EXPLORATION, INC., 8140 WALNUT HILL LANE, ONE GLEN LAKES, DALLAS, TEXAS, 75231, hereinafter referred to as "Assignee", a thirty percent (30%) interest in Section 33, T19N, Range 21W, Ellis County, Oklahoma.

     (i) The oil and gas leases, leasehold interests, rights and interests attributable or allocable to the oil and gas leases or "leasehold interests by virtue of pooling, unitization, communitization, and operating agreement, licenses, permits, and other agreements (collectively the "Leases"), all more particularly described on Exhibit "A" hereof.

Assignor's interest in the above mentioned assets being herein conveyed are hereinafter collectively referred to as the "interests".

Assignor hereby reserves unto itself, its heirs, successors or assigns, and excepts from this Assignment an overriding royalty interest equal to two and one-half percent (2 1/2%) of all oil, gas, or other hydrocarbons produced, saved and sold from the lands and well described in Exhibit "A" hereof under the terms of the Oil and Gas Leases, if, as and when produced, saved and sold, but not otherwise. Such overriding royalty interest shall be free of all development, production, marketing and operating expenses and charges of any other nature; however, said interest shall bear and pay currently its share of gross production and/or pipeline taxes. It is agreed that the reservation and exception herein made imposes upon Assignee herein, its heirs, successors and assigns, no duty or obligation to develop or operate the leased premises for oil, gas or other hydrocarbons not imposed by the provisions of the Leases. If the interest herein assigned is less than the full and undivided leasehold estate in and to the lands described in Exhibit "A" hereof then the overriding royalty interest herein reserved and excepted shall be reduced proportionately to correspond with the leasehold interests actually assigned hereby. This Assignment is limited from the base of the deepest production to all depths.

Assignor hereby reserves unto itself, its heirs, successors or assigns, and excepts from this Assignment a back-in working interest of 10% after 100% payout. Payout is defined as being that point in time when Great West has recovered all its costs (including acreage costs) of drilling and completing of each well drilled under this Assignment.

Assignor specifically reserves unto itself, its heirs, successors and assigns, and excepts from this assignment all of its leasehold rights inside the wellbore of the Safari 1-33 located in Section 33-19N-21W, Ellis County, Oklahoma and a like interest in and to all rights tying and being below the Morrow Formation, together with full rights of ingress and egress. Assignor reserves unto itself, its heirs, successors and assigns and excepts from this assignment all proceeds or revenue attributable to the Interests assigned herein that occurred prior to the effective date, as well as the same proportionate share of oil in the tanks on the effective date. Assignor shall be entitled to receive any and all Proceeds or revenues received for the sale of its proportionate share of the oil remaining in the tanks on the effective date and subsequently sold.

     1. This Assignment is accepted subject to, and Assignee agrees to assume and perform, any and all of the liabilities and obligations, or alleged or threatened liabilities and obligations, of Assignor under the Interests and existing oil and gas leases, assignments, operating agreements, product purchase and sale contracts, leases, permits, rights-of-way, licenses, easements, options, orders, and any other agreements or contracts attributable to and affecting the Interests, including but not limited to, any and all obligations (i) to pay and deliver royalties, overriding royalties, non-participating royalties, and other burdens on production, (ii) in connection with or arising out of balancing of overproduction or underproduction from the Interests, and
     (iii) in compliance with all laws and governmental regulations with respect to the Interests including, but not limited to, the lawful plugging and abandonment of oil and gas wells and the restoration of the surface of the land as nearly as possible to its prelease condition, whether or not such liabilities and obligations, or alleged or threatened liabilities and obligations, are caused by Assignors negligence and whether or not such liabilities and obligations, or alleged or threatened liabilities and obligations, arise during the period of, or from, or in connection with Assignor's ownership or operation of the Interests. Without limitation of the foregoing, Assignee agrees to assume and perform any and all of the liabilities and obligations, or alleged or threatened liabilities and obligations, of Assignor for claims, losses, damages, costs, expenses, diminuitions in value, suits, and causes of action of any kind or character, with respect to the environmental condition of the Interests, regardless of when the events occurred that caused such condition to exist and whether or not caused by or attributable to Assignor's negligence. Assignee shall, to the fullest extent permitted by law, protect, defend, indemnify and hold Assignor and its directors, officers, employees, agents and representatives of each of them, harmless from and against any and all claims, losses, damages, costs, expenses, diminuitions in value, suits, causes of action or judgments of any kind or character with respect to any and all liabilities and obligations or alleged or threatened liabilities and obligations, including, but not limited to, any interest, penalty and any attorneys' fees and other costs and expenses incurred in connection with investigation or defending any claims or actions, whether or not resulting in any liability, attributable to or arising out of (i) ownership or operation of the Interests subsequent to the Effective Date, and (ii) Assignees assumption of any liability or obligation in accordance with this paragraph.

     THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS ASSIGNMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, OR OTHER FAULT OF ASSIGNOR.

 2. THIS ASSIGNMENT AND BILL OF SALE IS EXECUTED, DELIVERED, AND ACCEPTED WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF TITLE OF ANY KIND OR NATURE, EXCEPT AS EXPRESSLY PROVIDED HEREIN, EITHER EXPRESS, IMPLIED OR STATUTORY. THE INTERESTS ARE BEING CONVEYED AND ASSIGNED TO AND ACCEPTED BY THE ASSIGNEE IN THIS "AS IS, WHERE IS" CONDITION AND STATE OF REPAIR, AND WITH ALL FAULTS AND DEFECTS, WITHOUT ANY REPRESENTATION, WARRANTY OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MARKETABILITY, QUALITY, CONDITION, MERCHANTABILITY, AND/OR FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED. IT IS UNDERSTOOD AND AGREED THAT ASSIGNEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION AND STATE OR REPAIR AND WITH ALL FAULTS AND DEFECTS, INCLUDING, BUT NOT LIMITED TO, THE PRESENCE OF NATURALLY OCCURRING RADIOACTIVE MATERIAL (NORM). IN ADDITION, ASSIGNOR MAKES NO REPRESENTATION, COVENANT OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA DELIVERED TO ASSIGNEE WITH RESPECT TO THE INTERESTS, OR CONCERNING THE QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY, ATTRIBUTABLE TO THE INTERESTS, OR THE ABILITY OF THE INTERESTS TO PRODUCE HYDROCARBONS, OR THE PRICES WHICH ASSIGNEE IS OR WILL BE ENTITLED TO RECEIVE FOR ANY SUCH HYDROCARBONS.

 3. Assignor shall warrant and defend the title to the Interests against all claims and demands of all persons claiming by, through or under Assignor, but not otherwise.

 4. This Assignment and Bill of Sale shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors and assigns.

 5. This Assignment and Bill of Sale may be executed by Assignor and Assignee in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this instrument shall be effective as of the June 15, 2001, (the "Effective Date").

                                        ASSIGNOR:

                                        PAX ENERGY, LLC

                                        By:
                                           ------------------------------------
                                           De Wayne Pitt, Managing Member


                                        ASSIGNEE:

                                        GREAT WEST ENERGY AND EXPLORATION, INC.

                                        By:
                                           ------------------------------------


STATE OF OKLAHOMA   )
                    )
COUNTY OF OKLAHOMA  )

     BEFORE ME, the undersigned authority, on this day personally appeared De Wayne Pitt, Managing Member of PAX ENERGY, LLC, known to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE on this ____ day of _____________________ 2001.


                                  ----------------------------------------------
                                  Notary Public in and for said County and State

MY COMMISSION EXPIRES:

----------------------





STATE OF OKLAHOMA       )
                        )
COUNTY OF _____________ )

     BEFORE ME, the undersigned authority, on this day personally appeared ___________________________, ___________________ of GREAT WEST to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND OFFICIAL SEAL OF OFFICE on this ____ day of ___________________ 2001.


                                  ----------------------------------------------
                                  Notary Public in and for said County and State

MY COMMISSION EXPIRES:

----------------------

                                  EXHIBIT "A"


                                                                  LEASE           BOOK
          LEASE NAME                       LESSEE                  DATE           PAGE
          ----------                       ------                 -----           ----
W. R. Cree                         Harvest Land Leasing          01/22/82       384/340
Raymond E. Reid,
Atty in Fact                       Harvest Land Leasing          01/22/82       384/337
G. B. Cree, Jr.                    Harvest Land Leasing          04/19/82       388/305
Donald R. Harrel, et ux.           Prospective Investment        02/15/82       407/355
Earl Ritterhouse, et ux.           Harvest Land Leasing          01/22/82       387/694
Mary K. Earl                       Harvest Land Leasing          02/02/82       385/754
Clyde J. Hurst Trust               Harvest Land Leasing          02/23/82       385/756
Ernestine Farley                   Harvest Land Leasing          02/02/82       387/579
Margaret Price                     Harvest Land Leasing          02/02/82       387/577
Mercedes B. Hawkins                Prospective Investment        06/24/81       370/444
Marilyn Hodges                     Prospective Investment        11/10/82       402/547
Sabine Corporation                 Prospective Investment        02/02/83       408/350
Ninrod Petroleum Company           Prospective Investment        11/15/82       399/431
The Liberty Nat'l Bank & Trust
Company                            Cities Service Company        05/05/80       346/617
Villard Martin Jr, Trustee         Cities Service Company        04/22/80       346/615
K. L. Ferguson, et ux.             Cities Service Company        12/03/81       384/866
Hazel Wyley                        Harvest Land Leasing          02/02/82       385/762
Katherine Smith, et vir.           Harvest Land Leasing          02/02/82       387/581
Jay B. Price                       Harvest Land Leasing          02/02/82       385/758
Mrs. Bertha Hollingsworth          Harvest Land Leasing          02/02/82       385/760
Lela Comstock                      Harvest Land Leasing          02/02/82       385/764
Colonial Royalties Company         Prospective Investment        04/13/82       389/514
The Ajax Investment Company        Prospective Investment        04/13/82       389/512
Triangle Oil Company               Prospective Investment        05/13/81       365/464
CCW Interests Inc.                 Prospective Investment        05/13/81       365/756
Royal Oil and Gas Corporation      Prospective Investment        05/01/81       366/13
ST OK CS 17234                     Prospective Investment        12/07/82       402/630
Joe M. Sears, Trustee              Prospective Investment        02/25/83       406/800
L. O. Pulliam                      Cities Service Company        04/10/80       346/619
Mary V. Guerin                     Cities Service Company        04/01/80       344/230
D. W. Keffer, et ux.               Cities Service Company        01/23/80       340/150
Harold M. Bradbury                 Cities Service Company        04/01/80       344/115
Elizabeth Seibold                  Cities Service Company        03/20/80       342/598
Jean R. Voss, et vir.              Cities Service Company        03/20/80       342/596
George W. Seibold, Jr.             Cities Service Company        03/20/80       342/594
Tenneco Oil Company                Prospective Investment        04/21/83       414/218

SPECIFICALLY EXCLUDING all right, title and interest in and to the well bore of the Safari 1-33, currently operated by The Prospective Investment and Trading Company, Ltd., and the rights necessary to produce oil, gas and minerals from said well bore AND all right, title and interest below the base of the Morrow Formation.

PAX ENERGY LLC
                                                              6420-B N. SANTA FE
                                                         OKLAHOMA CITY, OK 73116
                                            (405) 843-8065    FAX (405) 848-7058

October 10, 2000


Mr. Tim Burroughs                       Mr. Steve Owen
TBX Resources, Inc.                     (Hand delivered)
12300 Ford Road, Suite 194
Dallas, TX 75234

Re:  Vici Prospect Assignment
     Ellis County, OK

Dear Tim and Steve:

Enclosed for your execution and return is an Assignment of the Vici acreage which has been executed by PAX Energy. Upon receipt of a fully executed Assignment I will file it of record and furnish you a recorded copy. This Assignment is exclusively subject to the Agreement and Mutual Area of Interest between PAX Energy and Verlan W. Harrell dated August 3, 2000 (copy attached). Further, the parties hereto establish a Mutual Area of Interest the same as the Mutual Area of Interest provided for in the Verlan W. Harrell/PAX Energy Agreement, in that the same terms shall apply to each of the parties.

Please indicate your acceptance of the Verlan W. Harrell letter and the Mutual Area of Interest by signing in the space provided below, and returning a copy for our files.

Sincerely,


/s/ DE WAYNE PITT

De Wayne Pitt

DWP:tr
Enclosures

AGREED AND ACCEPTED THIS 10TH DAY OF OCTOBER, 2000

TBX Resources, Inc.

/s/ TIM BURROUGHS                       /s/ STEVE OWEN
--------------------                    ----------------
Tim Burroughs                           Steve Owen

                                PAX ENERGY, LLC
                           6420-B N. SANTA FE AVENUE
                          OKLAHOMA CITY, OK 73116-9111
                      (405) 843-8065   (405) 848-7058 FAX


                     AGREEMENT AND MUTUAL AREA OF INTEREST


     WHEREAS, Verlan W. Harrell owns 765.86 net acres in Sections 23, 26, 27 & 34-T19N-R21W, Ellis County, Oklahoma; PAX Energy desires to purchase 75% of said acreage further described on Exhibit "A" to the Assignment attached hereto. The parties agree as follows:

PURCHASE:

     PAX shall pay $25.00/acre for each net acre delivered upon receipt of the executed Assignment (attached). Said Assignment delivers an 80% net revenue interest.

CARRIED INTEREST:

     As to the first four wells drilled in Section 23, 26, 27, or 34-T19N-R21W in which both PAX and Harrell participate, PAX will carry Harrell in the PAX working interest for 2% working interest until the date of first production proportionately reduced to the interest with which PAX participates.

PROSPECT FEE:

     As a fee for the geological and engineering work and presentation, PAX agrees to pay Verlan W. Harrell a sum of $43,000.00 as a prospect fee, due upon completion of all contractual arrangements.

MUTUAL AREA OF INTEREST (AMI):

     A Mutual Area of Interest (AMI) shall be established from the date of this Agreement, covering Sections 23, 26, 27, 28, 34-T19N-R21W, Ellis County, Oklahoma, and for a term as long as any of the leases remain in effect. Should either party acquire acreage in the AMI by any means, that party shall offer to the other party his proportionate share of the acreage at the acquiring parties cost. In the event a party elects to go non-consent or otherwise not participate in a proposed well, the unit attributable to the well shall be eliminated from the AMI.

OPERATING AGREEMENT:

     A Joint Operating Agreement in the form of Exhibit "B" shall be executed by the parties covering Sections 23, 26, 27, 28, & 34-T19N-R21W, Ellis County, Oklahoma. It is recognized there currently exists an Operating Agreement covering Section 33-19N-21W, with PITCO as Operator dated December 13, 1982.

Agreement and Mutual Area of Interest
Page 2

PURCHASE OF SAFARI 1-33 WELL AND LEASES:

         Verlan W. Harrell further agrees to sell and assign the 2% working interest and 1.5% revenue interest which he owns in Section 33, in the well, production, equipment, and leases for his cost of $1,000.00, as of August 1, 2000. Said interest is currently producing and subject to the Operating Agreement of PITCO.

         INITIAL WELL:

         PAX Energy will propose an increased density well in the spaced unit covering Section 33 and use its best effort to cause said well to be drilled. In the event, PAX increases its interest to 10% or above, PAX shall be obligated to offer to Harrell 25%, and Harrell shall be obligated to accept 25% working interest in the interest available proportionately reduced, for the drilling of well in Section 33, and said well shall be drilled under the terms of the existing Joint Operating Agreement.

         THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED according to the Laws of the State of Oklahoma. This Agreement shall be binding upon and inure to the respective successors and assigns of the parties hereto. All negotiations between the parties are merged in this Agreement and there are no understandings or Agreements other than those incorporated herein. This Agreement may not be modified except in writing executed by the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have hereinto set their hands upon the 3rd day of Aug., 2000.

                                             PAX Energy, LLC

/s/ VERLAN W. HARRELL                        /s/ DE WAYNE PITT
----------------------                       ---------------------
Verlan W. Harrell                            De Wayne Pitt

VICI                                                     Record and return to:
                                                         PAX ENERGY, LLC
                                                         6420-B N. Santa Fe
                                                         Oklahoma City, OK 73116

                        ASSIGNMENT OF OIL AND GAS LEASES
                     SUBJECT TO A CARRIED WORKING INTEREST


KNOW ALL MEN BY THESE PRESENTS:

         THAT WHEREAS, the undersigned PAX ENERGY, LLC, whose address is 6420-B
N. Santa Fe, Oklahoma City, Oklahoma, 73116, (hereinafter called "Assignor") is the owner of an interest in certain oil and gas leases covering certain lands, which leases and the lands covered by said leases are more fully described in Exhibit "A" attached hereto and made a part hereof.

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Assignor does hereby grant, bargain, sell, transfer and convey all of that portion of Assignor's right, title and interest in and to the leases described in Exhibit "A", unto the following named parties (hereinafter called "Assignees"), in the proportions set opposite their names below, as follows:

                                                      PROPORTION OF WORKING
         NAME AND ADDRESS OF ASSIGNEE                   INTEREST ASSIGNED
         ----------------------------                 ---------------------
         TBX Resources, Inc.                                  33.75%
         12300 Ford Road, Suite 265
         Dallas, TX 75234

         Sanguine Investments, LLC                           16.875%
         6420-B N. Sante Fe Avenue
         Oklahoma City, OK 73116

RESERVATION

         FOR THE SAME CONSIDERATION, Assignor does hereby reserve and retain and assignees do hereby grant, transfer, assign and convey unto the following named parties in the proportions set opposite their names below, as follows:

                                                      PROPORTIONS OF CARRIED
         NAME                                            WORKING INTEREST
         ----                                         ----------------------
         PAX Energy, L.L.C.                                    4.500%
         6420-B N. Sante Fe
         Oklahoma City, OK 73116

         Creede Oil & Gas Company                              .5625%
         3217 Bart Conner Drive, Suite A
         Norman, OK 73072

         Prism Resources, L.L.C.                               .5625%
         6420-B N. Santa Fe
         Oklahoma City, OK 73116

         AN UNDIVIDED TEN PERCENT (10.00%) CARRIED WORKING INTEREST in and to all right, title and interest of Assignor in and to the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar and only insofar as said leases cover the lands described in said Exhibit "A".

         In the event Assignee, their successors and assigns, acquires any additional oil and gas leasehold or fee mineral interests in the lands described in Exhibit "A" over and above the originally acquired prospect interest, on or after the effective date hereof, Assignee agrees to assign in the same proportions and subject to the same limitations, as hereinabove set forth, such additional interest was acquired, an additional Ten Percent (10.00%) carried working interest, on any and all such additional interests so acquired by Assignee in the lands described in Exhibit "A". This agreement to assign such additional carried working interest shall be and remain in full force and effect from the effective date hereof and so long thereafter as oil and/or gas is produced from the lands described in Exhibit "A", or upon any lands with which the lands described on Exhibit "A" might be included in any drilling or spacing unit.

         The term "Carried Working Interest", as used herein means that all costs and expenses of drilling, equipping, recompleting and/or plugging back of any well, and all costs and expenses of plugging and abandoning any well in case of a dry hole, attributable to the carried working interest herein assigned, and agreed to be assigned, shall be borne by Assignee, its successors and assigns until such well has been completed or recompleted as a producer into the tanks if an oil well or to the point of first sales if a gas well, including any gas sales lines, metering facilities and related production facilities, and thereafter, Assignors shall own their proportionate shares of all personal property and surface and subsurface fixtures, material, supplies and equipment appurtenant to such wells, including any gas sales lines, metering facilities and related production facilities.

         The carried working interest herein assigned, and agreed to be assigned, shall be subject to Assignors' proportionate parts of all royalties, excess royalties and other burdens, to which the interest of Assignor in the subject leases was subject on the effective date hereof, or on the effective date Assignor acquired its interest.

         GENERAL PROVISIONS

         All interests and rights of Assignors in and to the lands described in Exhibit "A" and the production therefrom provided for in this instrument shall extend not only to the oil and gas leases described in Exhibit "A", but also to any and all extensions and renewals of said oil and gas leases, which may be acquired by Assignee, its successors and assigns.

         All costs and expenses of present and future accounting, administration, recordation and distribution, with respect to the interests herein assigned shall be borne by Assignee. Assignor agrees to execute and deliver to Assignees the documentation necessary to record such Assignments and to carry out the intention of this instrument.

         This assignment may be executed in any number of counterparts, and each executed counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment. To facilitate recording, the counterpart to be recorded in a given county may contain only that part of Exhibit "A" hereto that describes property located in that county. Assignor and Assignees have retained counterparts of this assignment with a complete Exhibit "A" hereto.

         Assignor warrants the title to the interests herein assigned be free, clear and discharged from all former grants, charges, taxes, judgments, and other encumbrances of whatsoever nature made or suffered to be made by, through or under Assignor, but not otherwise.

         This instrument shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns, and shall run with and burden the leaseholds and lands which are subject hereof. This Assignment is effective October 1, 2000.


ASSIGNEES:                                   ASSIGNOR:

TBX RESOURCES, INC.                          PAX ENERGY LLC

/s/ TIM BURROUGHS                            /s/ DE WAYNE PITT
------------------------                     ------------------------
Tim Burroughs                                By: De Wayne Pitt



/s/ STEVE OWEN
------------------------
Steve Owen



STATE OF OKLAHOMA          )
                           )ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned, a Notary Public, in and for said County and State on this 10th day of October, 2000 personally appeared De Wayne Pitt, Managing Member of PAX Energy, LLC, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.


                                             /s/ TERRI M. RICHARDSON
                                             -------------------------------
                                                      Notary Public

My commission expires:

August 22, 2004


[NOTARY SEAL]

STATE OF TEXAS      )
                    )ss.
COUNTY OF DALLAS    )


     Before me, the undersigned, a Notary Public, in and for said County and State on this 13th day of October, 2000 personally appeared Tim Burroughs, President of TBX Resources, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

                                        /s/ CHRISTINE COLEY
                                        -------------------
[NOTARY SEAL]                              Notary Public

My commission expires:
12-29-01


STATE OF OKLAHOMA      )
                       )ss.
COUNTY OF OKLAHOMA     )


     Before me, the undersigned, a Notary Public, in and for said County and State on this 10th day of October, 2000 personally appeared Steve Owen, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

                                        /s/ TERRI M. RICHARDSON
                                        -----------------------
[NOTARY SEAL]                                 Notary Public

My commission expires:
August 22, 2004

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                               Section 23-19N-21W
                                Ellis County, OK

Lessor:        Clayton Beall, a single person
Lessee:        Verlan W. Harrell
Dated:         3-5-99
Recorded:      Book 8531, Page 421
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Leon Beall, a single person
Lessee:        Verlan W. Harrell
Dated:         3-5-99
Recorded:      Book 8529, Page 417
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Ronal G. Care
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8527, Page 413
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Maxine Castor
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9153, Page 366
Description:   SE/4 NE/4

Lessor:        Jacqueline Marrs Cundieff
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8532, Page 423
Description:   N/2 N/2

Lessor:        Carol Ward de Sreyes
Lessee:        Verlan W. Harrell
Dated:         8-13-99
Recorded:      Book 9933, Page 1
Description:

Lessor:        George Doll
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9150, Page 360
Description:   SE/4 NE/4

Lessor:        Paul Edgar Doll
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9152, Page 364
Description:   SE/4 NE/4

Lessor:        Ruby Ketron
Lessee:        Verlan W. Harrell
Dated:         5-20-99
Recorded:      Book 9157, Page 372
Description:   SW/4 NW/4 & W/2 SW/4

Lessor:        Sharon Murray
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9454, Page 394
Description:   SE/4 NE/4

Lessor:        Judy Schultz
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9154, Page 368
Description:   SE/4 NE/4

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                           Section 23-19N-21W (cont.)
                                Ellis County, OK

Lessor:        John A. Taylor
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9932, Page 949
Description:   SE/4 NE/4

Lessor:        John T. Young & Erma Lee Young, his wife
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8533, Page 425
Description:   SE/4 NW/4 & NE/4 SW/4

Lessor:        Pauline Young, a single person
Lessee:        Verlan W. Harrell
Dated:         3-9-99
Recorded:      Book 8530, Page 419
Description:   SE/4 NW/4 & NE/4 SW/4

Lessor:        Dorotha M. Ward
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9160, Page 380
Description:   SE/4 NE/4

Lessor:        Dorothy S. Ward a/k/a Dorothy Steele Ward
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9465, Page 416
Description:   SE/4 NE/4

Lessor:        Wanda Allen White
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8528, Page 415
Description:   SW/4 NE/4, N/2 SE/4, SE/4 SE/4

Lessor:        Edith L. Wild & Everett U. Wild
Lessee:        Verlan W. Harrell
Dated:         5-18-99
Recorded:      Book 9151, Page 362
Description:   SE/4 NE/4

                               Section 26-19N-21W
                             Ellis County, Oklahoma

Lessor:        Barbara Rose Austin
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9459, Page 404
Description:   NW/4

Lessor:        Cleo Fay Crum a/k/a Cleo F. Crum
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9470, Page 426
Description:   NW/4

Lessor:        Beverly Ruth Culver
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9477, Page 440
Description:   NW/4

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                           Section 26-19N-21W (cont.)
                                Ellis County, OK

Lessor:        Travis David Dennett & Lorri P. Dennett, his wife
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 9473, Page 432
Description:   NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4, E/2 SE/4

Lessor:        Darline Kemnitz
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9460, Page 406
Description:   NW/4

Lessor:        Loren John (Johnny) Meeks
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9453, Page 392
Description:   NW/4

Lessor:        Merline Newell
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9458, Page 402
Description:   NW/4

Lessor:        Lou Ann O'Neill
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9466, Page 418
Description:   NW/4

Lessor:        Judith Ann Perry & Marvin Perry, her husband
Lessee:        Verlan W. Harrell
Dated:         7-15-99
Recorded:      Book 9475, Page 436
Description:   N/2 SW/4

Lessor:        Joyce Prilliman
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9457, Page 400
Description:   NW/4

Lessor:        Matilda J. Turner Tobin
Lessee:        Verlan W. Harrell
Dated:
Recorded:      Book 9462, Page 410
Description:   NW/4

Lessor:        Jeannie E. Temple Truan
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9464, Page 414
Description:   NW/4

Lessor:        Robert F. Turner
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9472, Page 430
Description:   NW/4

Lessor:        Fred C. Turner
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9469, Page 424
Description:   NW/4

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                           Section 26-19N-21W (cont.)
                                Ellis County, OK

Lessor:        Sam Lawson Turner
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9468, Page 422
Description:   NW/4

                               Section 27-19N-21W
                             Ellis County, Oklahoma

Lessor:        Harold M. Bradbury Trust dtd. 2/20/96, Maudie L. Bradbury &
               Jennifer L. Hale, Trustees
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8539, Page 438
Description:   Sw/4 SW/4

Lessor:        Mary Opal Cree Royalty Partnership, a Texas General Partnership
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8536, Page 431
Description:   SW/4 SW/4

Lessor:        Travis David Dennett & Lorri P. Dennett, his wife
Lessee:        Verlan W. Harrell
Dated:         5-19-99
Recorded:      Book 9159, Page 378
Description:   E/2 SE/4

Lessor:        Jay E. Dixon & Ruth R. Dixon
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8538, Page 435
Description:   SW/4 SE/4

Lessor:        Mary V. Geurin Trust dtd 10-19-93, Carol Jean Bashlor,
               Surviving Trustee
Lessee:        Verlan W. Harrell
Dated:         5-2-99
Recorded:      Book 9158, Page 374
Description:   SW/4 SW/4

Lessor:        Burtram Collver Hopkins II, Trustee of the Julie Ann
               Hopkins Trust
Lessee:        Verlan W. Harrell
Dated:         3-5-99
Recorded:      Book 8534, Page 427
Description:   W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4,
               NW/4 SE/4

Lessor:        Hugh B. Key
Lessee:        Verlan W. Harrell
Dated:         2-25-99
Recorded:      Book 8537, Page 433
Description:   W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4,
               NW/4 SE/4

Lessor:        Judith Ann Perry & Marvin Perry, her husband
Lessee:        Verlan W. Harrell
Dated:         5-19-99
Recorded:      Book 9156, Page 376
Description:   E/2 SE/4

Lessor:        Ann B. Winslow
Lessee:        Verlan W. Harrell
Dated:         5-19-99
Recorded:      Book 9155, Page 370
Description:   W/2 NW/4, NE/4 NW/4, W/2 SE/4 NW/4, N/2 SW/4, SE/4 SW/4,
               NW/4 SE/4

                                  EXHIBIT "A"

                                S. VICI PROSPECT

                               Section 34-19N-21W
                                Ellis County, OK

Lessor:        Benischek Properties, L.L.C., A New Mexico Limited Liability
               Company, H. W. Benischek
Lessee:        Verlan W. Harrell
Dated:         7-7-99
Recorded:      Book 9471, Page 428
Description:   S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:        Bevery Honaker, Trustee of the Ward Irrevocable Trust dtd
               3-31-92
Lessee:        Verlan W. Harrell
Dated:         8-4-99
Recorded:      Book 9456, Page 398
Description:   S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:        Bevery Sargent Honaker Family Trust dated 3-24-92
Lessee:        Verlan W. Harrell
Dated:         7-9-99
Recorded:      Book 9455, Page 396
Description:   S/2 NE/4, SE/4 NW/4, NE/4 SW/4, NW/4 SE/4

Lessor:        Nathan Janco, Trustee of the Nathan Janco Trust
Lessee:        Verlan W. Harrell
Dated:         8-12-99
Recorded:      Book 9931, Page 947
Description:   South 13.34 acres of the NW/4 SW/4; S/2 SW/4; SW/4 SE/4

Lessor:        Michael P. McClure
Lessee:        Verlan W. Harrell
Dated:         7-19-99
Recorded:      Book 9930, Page 945
Description:   The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the
               SW/4 SE/4

Lessor:        Sherry A. McClure Revocable Trust U/T/A dtd 8-5-97
Lessee:        Verlan W. Harrell
Dated:         7-19-99
Recorded:      Book 9463, Page 412
Description:   The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the
               SW/4 SE/4

Lessor:        James R. Via & Betty June Via, his wife
Lessee:        Verlan W. Harrell
Dated:         7-8-99
Recorded:      Book 9467, Page 420
Description:   The North 26.66 acres of the NW/4 SW/4

Lessor:        Gwenliana McClure Wilson
Lessee:        Verlan W. Harrell
Dated:         7-19-99
Recorded:      Book 9461, Page 408
Description:   The South 13.34 acres of the NW/4 SW/4 and the S/2 SW/4 and the
               SW/4 SE/4

PAX ENERGY LLC

                                                              6420-B N. SANTA FE
                                                         OKLAHOMA CITY, OK 73116
                                             (405) 843-8065   FAX (405) 848-7058

                                                                         [STAMP]

February 6, 2002



Mr. Tim Burroughs
TBX Resources, Inc.
12300 Ford Road, Suite 194
Dallas, TX 75234

Re:   Union City
      Section 16-11N-8W
      Canadian County, OK

Dear Tim:

Enclosed is an Assignment reflecting the previous agreement between PAX Energy, LLC and TBX Resources, Inc. of a 10% carried interest or TBX's 20% interest in this well.

Please execute the Assignment, have it notarized and return the original to me. I will have the Assignment recorded and provide you with a recorded copy when available.

If you have any questions, please call.

Sincerely,

/s/  DE WAYNE PITT
----------------------------
     De Wayne Pitt


D WP:tr
Enclosure

                                                  Record and return to:
                                                  PAX ENERGY, LLC
                                                  6420-B N. Santa Fe
                                                  Oklahoma City, OK 73116


                        ASSIGNMENT OF OIL AND GAS LEASES


KNOW ALL MEN BY THESE PRESENTS:

     THAT WHEREAS, the undersigned TBX RESOURCES, INC., whose address is 12300 Ford Road, Suite 194, Dallas, TX, 75234, (hereinafter called "Assignor") is the owner of an interest in certain oil and gas leases covering certain lands, which leases and the lands covered by said leases are more fully described in Exhibit "A" attached hereto and made a part hereof.

     NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Assignor does hereby grant, bargain, sell, transfer and convey a 2% carried working interest in and to the leases described in Exhibit "A", unto Assignees in the proportion hereinafter set forth:

                                   PROPORTION OF CARRIED
NAME                                  WORKING INTEREST
----                               ---------------------
PAX Energy, L.L.C.                          0.9%
6420-B N. Santa Fe
Oklahoma City, OK 73116

Creede Oil & Gas Company                    0.9%
3217 Bart Conner Drive, Suite A
Norman, OK 73072

Prism Resources, L.L.C.                     0.2%
6420-B N. Santa Fe
Oklahoma City, OK 73116                    ----

TOTAL                                      2.00%

     In the event Assignor, its successors and assigns, acquire any additional oil and gas leasehold or fee mineral interests in Section 16-11N-8W, Canadian County, Oklahoma, over and above the originally acquired prospect interest, on or after the effective date hereof, Assignor agrees to assign in the same proportions and subject to the same limitations, as hereinabove set forth, such additional interest acquired, an additional Ten Percent (10.00%) carried working interest, on any and all such additional interests so acquired by Assignor in the lands in Section 16-11N-8W, Canadian County, Oklahoma. This agreement to assign such additional carried working interest shall be and remain in full force and effect from the effective date hereof and so long thereafter as oil and/or gas is produced from the lands in Section 16-11N-8W, Canadian County, Oklahoma, or upon any lands with which the lands described in Section 16-11N-8W, Canadian County, Oklahoma, might be included in any drilling or spacing unit.

     The term "Carried Working Interest", as used herein means that all costs and expenses of drilling, equipping, recompleting and/or plugging back of any well, and all costs and expenses of plugging and abandoning any well in case of a dry hole, attributable to the carried working interest herein assigned, and agreed to be assigned, shall be borne by Assignor, its successors and assigns until such well has been completed or recompleted as a producer into the tanks if an oil well or to the point of first sales if a gas well, including any gas sales lines, metering facilities and related production facilities, and thereafter, Assignees shall own their proportionate shares of all personal property and surface and subsurface fixtures, material, supplies and equipment appurtenant to such wells, including any gas sales lines, metering facilities and related production facilities.

     The carried working interest herein assigned, and agreed to be assigned, shall be subject to Assignor's proportionate parts of all royalties, excess royalties and other burdens, to which the interest of Assignor in the subject leases was subject on the effective date hereof, or on the effective date Assignor acquired its interest.

     GENERAL PROVISIONS

     All interests and rights of Assignees in and to the lands described in Exhibit "A" and the production therefrom provided for in this instrument shall extend not only to the oil and gas leases described in Exhibit "A", but also to any and all extensions and renewals of said oil and gas leases, which may be acquired by Assignor, its successors and assigns.

         All costs and expenses of present and future accounting, administration, recordation and distribution, with respect to the interests herein assigned shall be borne by Assignee. Assignor agrees to execute and deliver to Assignees the documentation necessary to record such Assignments and to carry out the intention of this instrument.

         This assignment may be executed in any number of counterparts, and each executed counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment. To facilitate recording, the counterpart to be recorded in a given county may contain only that part of Exhibit "A" hereto that describes property located in that county. Assignor and Assignees have retained counterparts of this assignment with a complete Exhibit "A" hereto.

         Assignor warrants the title to the interests herein assigned to be free, clear and discharged from all former grants, charges, taxes, judgments, and other encumbrances of whatsoever nature made or suffered to be made by, through or under Assignor, but not otherwise.

         This instrument shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns, and shall run with and burden the leaseholds and lands which are the subject hereof. This Assignment is effective February 1, 2002.

ASSIGNOR:                                    ASSIGNEES:

TBX RESOURCES, INC.                          PAX ENERGY, LLC.

/s/ TIM BURROUGHS                            /s/ DE WAYNE PITT
-----------------------                      ------------------------------
Tim Burroughs, President                     De Wayne Pitt, Managing Member


                                             PRISM RESOURCES, LLC

                                             /s/ J.P. DICK
                                             -------------------------------
                                             J. P. Dick, Managing Member


                                             CREEDE OIL & GAS COMPANY

                                             /s/ ELLIS RANDOLPH
                                             -------------------------------
                                             Ellis Randolph, President


STATE OF OKLAHOMA          )
                           )ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned, a Notary Public, in and for said County and State on this 7th day of February, 2002 personally appeared De Wayne Pitt, Managing Member of PAX Energy, LLC, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

My commission expires:              /s/ TERRI M. RICHARDSON
                                    -----------------------
August 22, 2004                          Notary Public

                                 [NOTARY SEAL]


STATE OF TEXAS             )
                           )ss.
COUNTY OF ______________   )

         Before me, the undersigned, a Notary Public, in and for said County and State on this ___ day of ________, 2002 personally appeared Tim Burroughs, President of TBX Resources, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

My commission expires:
                                    -----------------------
                                         Notary Public
----------------------

STATE OF OKLAHOMA        )
                         ) ss.
COUNTY OF OKLAHOMA       )

     Before me, the undersigned, a Notary Public, in and for said County and State on this 7th day of February, 2002 personally appeared J.P. Dick, Managing Member of Prism Resources, LLC, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires      [NOTARY SEAL]          /s/ TERRY M. RICHARDSON
                                                  --------------------------
 August 22, 2004                                        Notary Public

STATE OF OKLAHOMA        )
                         ) ss.
COUNTY OF OKLAHOMA       )

     Before me, the undersigned, a Notary Public, in and for said County and State on this 7th day of February, 2002 personally appeared Ellis Randolph, President of Creede Oil & Gas Company, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires      [NOTARY SEAL]          /s/ TERRY M. RICHARDSON
                                                  --------------------------
 August 22, 2004                                        Notary Public

               Canadian County, OK

Lessor:        Barbara Ann Reuter, Managing Trustee of the Equivalent Exemption
               Trust, Last Will of Gaylord Reuter, decd.
Lessee:        PAX Energy, LLC
Dated:         4-9-01
Recorded:      Book 2430, Page 840
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Jack J. and Alice M. Robinson
Lessee:        PAX Energy, LLC
Dated:         4-9-01
Recorded:      Book 2430, Page 842
Description:   E/2 NE/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Triple B Farms, LLC
Lessee:        PAX Energy, LLC
Dated:         4-9-01
Recorded:      Book 2427, Page 578
Description:   W/2 NE/4 and SE/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Oklahoma United Methodist Foundation, Inc., Bank One Trust
               Company, N.A.
Lessee:        PAX Energy, LLC
Dated:         4-11-01
Recorded:      Book 2427, Page 576
Description:   SW/4 Section 16-11N-8W
               Canadian County, OK

And the interest of Robert Baxter Case, being the same person as Roger Baxter Case, which interest was pooled by the Oklahoma Corporation Commission under Pooling Order No. 452155 dated May 17, 2001 covering interest in the NW/4
Section 16-11N-8W, Canadian County, Oklahoma.

                                                         Record and return to:
                                                         PAX ENERGY, LLC
                                                         6420-B N. Santa Fe
                                                         Oklahoma City, OK 73116

                        ASSIGNMENT OF OIL AND GAS LEASES
                     SUBJECT TO A CARRIED WORKING INTEREST


KNOW ALL MEN BY THESE PRESENTS:

     THAT WHEREAS, the undersigned PAX ENERGY, LLC, whose address is 6420-B N. Santa Fe, Oklahoma City, Oklahoma, 73116, (hereinafter called "Assignor") is the owner of an interest in certain oil and gas leases covering certain lands, which leases and the lands covered by said leases are more fully described in Exhibit "A" attached hereto and made a part hereof.

     NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Assignor does hereby grant, bargain, sell, transfer and convey all of that portion of Assignor's right, title and interest in and to the leases described in Exhibit "A", unto the following named parties (hereinafter called "Assignees"), in the proportions set opposite their names below, as follows:

                                              PROPORTION OF WORKING
     NAME AND ADDRESS OF ASSIGNEE               INTEREST ASSIGNED
     ----------------------------             ---------------------

     TBX Resources, Inc.                              45.00%
     12300 Ford Road, Suite 265
     Dallas, TX 75234

     Getty Natural Gas Corporation                    45.00%
     6422-A N. Santa Fe
     Oklahoma City, OK 73116

                                                      -----
     TOTAL                                            90.00%

RESERVATION

     FOR THE SAME CONSIDERATION, Assignor does hereby reserve and retain and assignees do hereby grant, transfer, assign and convey unto the following named parties in the proportions set opposite their names below, as follows:

                                              PROPORTION OF CARRIED
     NAME                                       WORKING INTEREST
     ----                                     ---------------------

     PAX Energy, L.L.C.                                8.00%
     6420-B N. Santa Fe
     Oklahoma City, OK 73116

     Creede Oil & Gas Company                          1.00%
     3217 Bart Conner Drive, Suite A
     Norman, OK 73072

     Prism Resources, L.L.C.                           1.00%
     6420-B N. Santa Fe
     Oklahoma City, OK 73116
                                                      -----
     TOTAL                                            10.00%

     AN UNDIVIDED TEN PERCENT (10.00%) CARRIED WORKING INTEREST in and to all right, title and interest of Assignor in and to the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar and only insofar as said leases cover the lands described in said Exhibit "A".

     In the event Assignee, their successors and assigns, acquires any additional oil and gas leasehold or fee mineral interests in the lands described in Exhibit "A" over and above the originally acquired prospect interest, on or after the effective date hereof, Assignee agrees to assign in the same proportions and subject to the same limitations, as hereinabove set forth, such additional interest was acquired, an additional Ten Percent (10.00%) carried working interest, on any and all such additional interests so acquired by Assignee in the lands described in Exhibit "A". This agreement to assign such additional carried working interest shall be and remain in full force and effect from the effective date hereof and so long thereafter as oil and/or gas is produced from the lands described in Exhibit "A", or upon any lands with which the lands described on Exhibit "A" might be included in any drilling or spacing unit.

         The term "Carried Working Interest", as used herein means that all costs and expenses of drilling, equipping, recompleting and/or plugging back of any well, and all costs and expenses of plugging and abandoning any well in case of a dry hole, attributable to the carried working interest herein assigned, and agreed to be assigned, shall be borne by Assignee, its successors and assigns until such well has been completed or recompleted as a producer into the tanks if an oil well or to the point of first sales if a gas well, including any gas sales lines, metering facilities and related production facilities, and thereafter, Assignors shall own their proportionate shares of all personal property and surface and subsurface fixtures, material, supplies and equipment appurtenant to such wells, including any gas sales lines, metering facilities and related production facilities.

         The carried working interest herein assigned, and agreed to be assigned, shall be subject to Assignors' proportionate parts of all royalties, excess royalties and other burdens, to which the interest of Assignor in the subject leases was subject on the effective date hereof, or on the effective date Assignor acquired its interest.

         GENERAL PROVISIONS

         All interests and rights of Assignors in and to the lands described in Exhibit "A" and the production therefrom provided for in this instrument shall extend not only to the oil and gas leases described in Exhibit "A", but also to any and all extensions and renewals of said oil and gas leases, which may be acquired by Assignee, its successors and assigns.

         All costs and expenses of present and future accounting, administration, recordation and distribution, with respect to the interests herein assigned shall be borne by Assignee. Assignor agrees to execute and deliver to Assignees the documentation necessary to record such Assignments and to carry out the intention of this instrument.

         This assignment may be executed in any number of counterparts, and each executed counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment. To facilitate recording, the counterpart to be recorded in a given county may contain only that part of Exhibit "A" hereto that describes property located in that county. Assignor and Assignees have retained counterparts of this assignment with a complete Exhibit "A" hereto.

         Assignor warrants the title to the interests herein assigned be free, clear and discharged from all former grants, charges, taxes, judgments, and other encumbrances of whatsoever nature made or suffered to be made by, through or under Assignor, but not otherwise.

         This instrument shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns, and shall run with and burden the leaseholds and lands which are the subject hereof. This Assignment is effective July 1, 2000.


TBX RESOURCES, INC.                             PAX ENERGY, LLC


/s/ TIM BURROUGHS                               /s/ DE WAYNE PITT
-------------------------                       ------------------------
Tim Burroughs                                   By: De Wayne Pitt


GETTY NATURAL GAS CORPORATION


/s/ STEVE OWEN                                  /s/ [ILLEGIBLE]
--------------------------                      --------------------------
Steve Owen, Vice President                      President




STATE OF OKLAHOMA       )
                        ) ss.
COUNTY OF OKLAHOMA      )


     Before me, the undersigned, a Notary Public, in and for said County and State on this 19th day of September 2000 personally appeared De Wayne Pitt and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

My commission expires:                          /s/ TERRI M. RICHARDSON
                                                -----------------------
8-22-04                                              Notary Public
----------------------

[NOTARY SEAL]
                                       2

STATE OF TEXAS          )
                        )ss.
COUNTY OF DALLAS        )


     Before me, the undersigned, a Notary Public, in and for said County and State on this 25th day of September, 2000 personally appeared Tim Burroughs and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.

                                                     /s/ CHRISTINE COLEY
My commission expires:                               -------------------
                                                        Notary Public
12-29-01
----------------------                                  [NOTARY SEAL]



STATE OF OKLAHOMA       )
                        )ss.
COUNTY OF OKLAHOMA      )

     Before me, the undersigned, a Notary Public, in and for said County and State on this ____ day of ______________, 2000 personally appeared Steve Owen and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

     Given under my hand and seal of office the day and year last above written.


My commission expires:                               -------------------
                                                        Notary Public

----------------------

                                   EXHIBIT "A"

                Attached to and made a part of that Assignment of
                    Oil and Gas Leases effective July 1, 2000



Oil and Gas Lease covering the NW/4 Section 22-21N-6W containing 158.99 acres, subject to the Operating Agreement dated March 1, 1977, covering the S/2 of
Section 22-21N-6W, Garfield County, Oklahoma, insofar and only insofar as they cover the E/2 NW/4 of Section 22-21N-6W Garfield County, Oklahoma, which is the Viola spacing unit attributable to the Viola production from the Albert 1-22 Well, excluding production from the Elmer Stutz 2-22 Well located in the NW/4 NW/4 of Section 22-21N-6W, Garfield County, Oklahoma.

                        ASSIGNMENT OF OIL AND GAS LEASE

STATE OF OKLAHOMA  )
                   )ss
COUNTY OF CANADIAN )

KNOW ALL MEN BY THESE PRESENTS:

That TBX RESOURCES, INC., 12300 Ford Road, Suite 194, Dallas, Texas, 75234, and PAX ENERGY LLC, 6420-B N. Santa Fe, Oklahoma City, Oklahoma, hereinafter called "Assignors", for and in consideration of the sum of Ten Dollars ($10.00) cash and other good and valuable consideration paid by CRAWLEY PETROLEUM CORPORATION, 105 N. Hudson, Suite 800, Oklahoma City, Oklahoma, 73102, hereinafter called "Assignee", the receipt and sufficiency of which is hereby acknowledged, does, subject to the terms and provisions hereof, sell, assign, transfer and convey unto Assignee, its successors or assigns, 60% of Assignors' right, title and interest in and to the oil and gas lease, lands and interest therein, in Canadian County, Oklahoma, hereinafter referred to as "said lease", to wit:

         LESSOR:           Margaret E. Petree
         LESSEE:           Sarkey's Inc.
         DATED:            November 5, 1976
         RECORDED:         Book 652, Page 135
         DESCRIPTION:      Section 17-11N-8W

Less and except the borehole of the Petree 1-17 well located in the NE/4 of
Section 17-11N-8W, Canadian County, Oklahoma. This Assignment is from the surface of the earth to the base of the Hunton formation outside the wellbore of the Petree 1-17 well, less and except the Cottage Grove or equivalent Layton formation as identified in the Petree 1-17 well, Section 17-11N-8W, between a depth of 8740' to 8796'.

Assignor hereby specifically reserves an overriding royalty interest based upon the difference between 22.75% and existing lease burdens, it being the intent to deliver to Assignee a 77.25% net revenue interest. Said reserved overriding royalty shall be proportionately reduced to the extent that said lease covers less than the full oil and gas leasehold estate under the assigned tract.

This Assignment is subject to the terms of the Assignment dated February 6, 2001 from Sweetwater Exploration LLC to TBX Resources, Inc. and this Assignment is subject to the terms and conditions of that certain unrecorded Letter Agreement between Sweetwater Exploration LLC and TBX Resources, Inc. dated January 30, 2001, and subject to the terms of Letter Agreement between TBX, PAX and Crawley dated June 28, 2001.

Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all claims, demands, actions, orders, judgments, or liabilities relating to acts, events, or failure to act or any other matter whatsoever associated with the conveyed properties occurring prior to the effective date hereof.

The terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.

THIS ASSIGNMENT is made without warranty of title, express or implied, except as to claims by, through and under Assignors, and shall extend to and be binding upon the heirs, executors, administrators, trustees, successors and assigns of the respective parties.

IN WITNESS WHEREOF, Assignor has executed this instrument on this 3rd day of July, 2001, however effective February 1, 2001.

ASSIGNORS:

PAX ENERGY, LLC                               TBX RESOURCES, INC.

/s/ DE WAYNE PITT                             /s/ TIM BURROUGHS
----------------------------------            ------------------------------
By: De Wayne Pitt, Managing Member            By: Tim Burroughs, President

ASSIGNEE:

CRAWLEY PETROLEUM CORPORATION

/s/ S.K. HATFIELD
----------------------------------
By: S.K. Hatfield, President

STATE OF TEXAS      )
                    )ss.
COUNTY OF DALLAS    )

Before me, the undersigned, a Notary Public, in and for said County and State on this 29th day of June, 2001, personally appeared Tim Burroughs and acknowledged to me that he executed the same as his free and voluntary act and deed as President of TBX Resources, Inc., for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

My commission expires:                           /s/ CHRISTINE COLEY
                                                 -------------------
12-29-01                                             Notary Public

                                                    [NOTARY SEAL]

STATE OF OKLAHOMA   )
                    )ss.
COUNTY OF OKLAHOMA  )

Before me, the undersigned, a Notary Public, in and for said County and State on this 29th day of June, 2001, personally appeared De Wayne Pitt and acknowledged to me that he executed the same as his free and voluntary act and deed as Managing Member of PAX Energy, LLC, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

My commission expires:                           /s/ TERRI M. RICHARDSON
                                                 -----------------------
8-22-04                                                Notary Public

                                                       [NOTARY SEAL]

STATE OF OKLAHOMA   )
                    )ss.
COUNTY OF OKLAHOMA  )

Before me, the undersigned, a Notary Public, in and for said County and State on this 3rd day of July, 2001, personally appeared S.K. Hatfield and acknowledged to me that he executed the same as his free and voluntary act and deed as President of Crawley Petroleum Corporation, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

My commission expires:                           /s/ DONNA B. COVINGTON
                                                 ----------------------
Jan. 31, 2003                                        Notary Public

[NOTARY SEAL]

                        ASSIGNMENT OF OIL AND GAS LEASES
                       AND FORCE POOLED MINERAL INTERESTS

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned, TBX RESOURCES, INC., 12300 Ford Road, Suite 194, Dallas, Texas, 75234, and PAX ENERGY, LLC, 6420 N. Santa Fe, Oklahoma City, Oklahoma, 73116, hereinafter referred to as "ASSIGNORS", for and in consideration of the sum of ten dollars ($10.00), the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, and set over to CRAWLEY PETROLEUM CORPORATION, 105 N. Hudson, Suite 800, Oklahoma City, Oklahoma, 73102 hereinafter referred to as "ASSIGNEE", 60% of Assignor's right, title and interest in and to those certain Oil and Gas Leases and force pooled mineral interests ("Leases"), more specifically described and set out in Exhibit "A", attached hereto and made a part hereof.

         DELIVERING an 80% net revenue interest in the Leases, reserving a proportionately reduced overriding royalty interest equal to the difference between existing burdens and 80% to the Assignors.

         ASSIGNORS reserve and shall be granted a proportionately reduced back-in to a working interest ownership of the well, equipment and Leases of 15% after payout of all costs of drilling, completing, operating, and acreage costs attributable to the well and Leases conveyed by this Assignment.

         THIS ASSIGNMENT shall be subject to the terms and conditions of the Leases herein assigned and to the depths and limitations, if any, thereof, and subject further to all overriding royalties, excessive royalties, or other burdens presently existing and subject to terms of the Letter Agreement between TBX Resources, Inc., PAX Energy, LLC, and Crawley Petroleum Corporation, dated June 28, 2001.

         THIS ASSIGNMENT is made without warranty of title, express or implied, except as to claims by, through and under Assignors, and shall extend to and be binding upon the heirs, executors, administrators, trustees, successors and assigns of the respective parties.

         EXECUTED AND DELIVERED THIS 3rd day of July, 2001


ASSIGNOR:                               ASSIGNEE:
PAX ENERGY, LLC                          Crawley Petroleum Corporation



    /s/ DE WAYNE PITT                       /s/ S.K. HATFIELD
----------------------------------      -------------------------------
By: De Wayne Pitt, Managing Member      By: S.K. Hatfield, President


ASSIGNOR:
TBX Resources, Inc.


    /s/ TIM BURROUGHS
--------------------------------
By: Tim Burroughs, President

STATE OF OKLAHOMA    )
                     )ss.
COUNTY OF OKLAHOMA   )

Before me, the undersigned, a Notary Public, in and for said County and State on this 29th day of June 2001 personally appeared De Wayne Pitt and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.


                                             /s/ TERRI M. RICHARDSON
                                             ---------------------------------
                                                      Notary Public

My commission expires:
                                                      [NOTARY SEAL]
8-22-04


STATE OF TEXAS       )
                     )ss.
COUNTY OF DALLAS     )

Before me, the undersigned, a Notary Public, in and for said County and State on this 29th day of June 2001 personally appeared Tim Burroughs and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.


                                             /s/ CHRISTINE COLEY
                                             ---------------------------------
                                                      Notary Public

My commission expires:
                                                      [NOTARY SEAL]
12-29-01



STATE OF OKLAHOMA    )
                     )ss.
COUNTY OF OKLAHOMA   )

Before me, the undersigned, a Notary Public, in and for said County and State on this 3rd day of July 2001 personally appeared S.K. Hatfield and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.


                                             /s/ DONNA B. COVINGTON
                                             ---------------------------------
                                                      Notary Public

My commission expires:
                                                      [NOTARY SEAL]
Jan. 31, 2003

                                  EXHIBIT "A"

Attached to and made a part of that Assignment of Oil and Gas Leases between PAX Energy, LLC, TBX Resources, Inc., Assignors, and Crawley Petroleum Corporation, Assignee, dated July 3rd, 2001

Lessor:        Connie Gay Athens
Lessee:        PAX Energy, LLC
Dated:         09-12-00
Recorded:      Book 2396, Page 91
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Connie Gay Athens, Trustee of the Mary Virginia Corn Trust
Lessee:        PAX Energy, LLC
Dated:         09-12-00
Recorded:      Book 2396, Page 91
Description:   NW/4 Section 16-11N
               Canadian County, OK

Lessor:        Carolyn Kay Magni
Lessee:        PAX Energy, LLC
Dated:         09-12-00
Recorded:      Book 2396, Page 94
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Michael D. Smith, Sole Heir of Donald E. Smith, dec'd.
Lessee:        PAX Energy, LLC
Dated:         10-19-00
Recorded:      Book 2396, Page 99
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Terry G. Smith, as Trustee of the Smith Family Living Trust dated
               March 6, 1991
Lessee:        Pax Energy, LLC
Dated:         10-19-00
Recorded:      Book 2396, Page 97
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Patricia Neal
Lessee:        Pax Energy, LLC
Dated:         11-21-00
Recorded:      Book 2398, Page 603
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        James Edward Smith
Lessee:        Pax Energy, LLC
Dated:         11-21-00
Recorded:      Book 2402, Page 329
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

Lessor:        Kenny W. Smith
Lessee:        PAX Energy, LLC
Dated:         11-21-00
Recorded:      Book 2402, Page 330
Description:   NW/4 Section 16-11N-8W
               Canadian County, OK

                                  EXHIBIT "A"
                                     Page 2


Lessor:           Robert H. Smith
Lessee:           PAX Energy, LLC
Dated:            11-21-00
Recorded:         Book 2396, Page 95
Description:      NW/4 Section 16-11N-8W
                  Canadian County, OK

Lessor:           Frederick J. Norman
Lessee:           PAX Energy, LLC
Dated:            11-30-00
Recorded:         Book 2396, Page 87
Description:      NW/4 Section 16-11N-8W
                  Canadian County, OK

Lessor:           Lloyd V. (now deceased) and Ruth Chappell, h/w, JT,
                  Betty Ann Sherwin, POA, Betty Ann Sherwin and
                  Carroll E. Sherwin, h/w
                  And Mary Ellen Hembree and Jess E. Hembree, h/w
Lessee:           PAX Energy, LLC
Dated:            4-9-01
Recorded:         Book 2430, Page 837
Description:      E/2 NE/4 Section 16-11N-8W
                  Canadian County, OK

Lessor:           Barbara Ann Reuter, Managing Trustee of the Equivalent
                  Exemption Trust, Last Will of Gaylord Reuter, decd.
Lessee:           PAX Energy, LLC
Dated:            4-9-01
Recorded:         Book 2430, Page 840
Description:      NW/4 Section 16-11N-8W
                  Canadian County, OK

Lessor:           Jack J. and Alice M. Robinson
Lessee:           PAX Energy, LLC
Dated:            4-9-01
Recorded:         Book 2430, Page 842
Description:      E/2 NE/4 Section 16-11N-8W
                  Canadian County, OK

Lessor:           Triple B Farms, LLC
Lessee:           PAX Energy, LLC
Dated:            4-9-01
Recorded:         Book 2427, Page 578
Description:      W/2 NE/4 and SE/4 Section 16-11N-8W
                  Canadian County, OK

Lessor:           Oklahoma United Methodist Foundation, Inc.,
                  Bank One Trust Company, N.A.
Lessee:           PAX Energy, LLC
Dated:            4-11-01
Recorded:         Book 2427, Page 578
Description:      W/2 NE/4 and SE/4 Section 16-11N-8W
                  Canadian County, OK

And the interest of Robert Baxter Case, being the same person as Roger Baxter Case, which interest was pooled by the Oklahoma Corporation Commission under Pooling Order CD No. 200101023 and Order No. 452155 dated May 17, 2001 covering and interest in the NW/4 Section 16-11N-8W, Canadian County, Oklahoma.

                                                         Record and return to:
                                                         PAX ENERGY, LLC
                                                         6420-B N. Santa Fe
                                                         Oklahoma City, OK 73116

                        ASSIGNMENT OF OIL AND GAS LEASES
                     SUBJECT TO A CARRIED WORKING INTEREST

KNOW ALL MEN BY THESE PRESENTS:

         THAT WHEREAS, the undersigned PAX ENERGY, LLC, whose address is 6420-B
N. Santa Fe, Oklahoma City, Oklahoma, 73116, (hereinafter called "Assignor") is the owner of an interest in certain oil and gas leases covering certain lands, which leases and the lands covered by said leases are more fully described in Exhibit "A" attached hereto and made a part hereof.

         NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) in land paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Assignor does hereby grant, bargain, sell, transfer and convey all of that portion of Assignor's right, title and interest in and to the leases described in Exhibit "A", which interest was assigned into PAX Energy, LLC by Jerry Gordon (.00754700), Assignment effective May 29, 2001, and Joe Sears, (.00677080), Assignment effective July 1, 2001 and Verlan Harrell (.02000), Assignment effective August 1, 2000, being a total of .0343178 unto the following named parties (hereinafter called "Assignees"), in the proportions set opposite their names below, as follows:

                                                      Portion of Working
Name and Address of Assignee                           Interest Assigned
----------------------------                          ------------------
TBX Resources, Inc.                                          45%
12300 Ford Road, Suite 265
Dallas, TX 75234

Garrett Petroleum, Inc.                                      22.5%
8801 S. Yale, Suite 240
P.O. Box 853
Tulsa, OK 74137

Merlin Corporation                                           22.5%
6420-B N. Santa Fe
Oklahoma City, OK 73116

TOTAL                                                        90%

RESERVATION

FOR THE SAME CONSIDERATION, Assignor does hereby reserve and retain and assignees do hereby grant, transfer, assign and convey unto the following named parties in the proportions set opposite their names below, as follows:

                                                      Portion of Carried
Name                                                   Working Interest
----                                                  ------------------
PAX Energy, L.L.C.                                          8.00%
6420-B N. Santa Fe
Oklahoma City, OK 73116

Creede Oil & Gas Company                                    1.00%
3217 Bart Conner Drive, Suite A
Norman, OK 73072

Prism Resources, L.L.C.                                     1.00%
6420-B N. Santa Fe
Oklahoma City, OK 73116                                  ---------

TOTAL                                                      10.00%

         AN UNDIVIDED TEN PERCENT (10.00%) CARRIED WORKING INTEREST in and to all right, title and interest of Assignor in and to the oil and gas leases described in Exhibit "A" attached hereto and made a part hereof, insofar and only insofar as said leases cover the lands described in said Exhibit "A".

     In the event Assignee, their successors and assigns, acquires any additional oil and gas leasehold or fee mineral interests in the lands described in Exhibit "A" over and above the originally acquired prospect interest, on or after the effective date hereof, Assignee agrees to assign in the same proportions and subject to the same limitations, as hereinabove set forth, such additional interest was acquired, an additional Ten Percent (10.00%) carried working interest, on any and all such additional interests so acquired by Assignee in the lands described in Exhibit "A". This agreement to assign such additional carried working interest shall be and remain in full force and effect from the effective date hereof and so long thereafter as oil and/or gas is produced from the lands described in Exhibit "A", or upon any lands with which the lands described on Exhibit "A" might be included in any drilling or spacing unit.

     The term "Carried Working Interest", as used herein means that all costs and expenses of drilling, equipping, recompleting and/or plugging back of any well, and all costs and expenses of plugging and abandoning any well in case of a dry hole, attributable to the carried working interest herein assigned, and agreed to be assigned, shall be borne by Assignee, its successors and assigns until such well has been completed or recompleted as a producer into the tanks if an oil well or to the point of first sales if a gas well, including any gas sales lines, metering facilities and related production facilities, and thereafter, Assignors shall own their proportionate shares of all personal property and surface and subsurface fixtures, material, supplies and equipment appurtenant to such wells, including any gas sales lines, metering facilities and related production facilities.

     The carried working interest herein assigned, and agreed to be assigned, shall be subject to Assignors' proportionate parts of all royalties, excess royalties and other burdens, to which the interest of Assignor in the subject leases was subject on the effective date hereof, or on the effective date Assignor acquired its interest.

     GENERAL PROVISIONS

     All interests and rights of Assignors in and to the lands described in Exhibit "A" and the production therefrom provided for in this instrument shall extend not only to the oil and gas leases described in Exhibit "A", but also to any and all extensions and renewals of said oil and gas leases, which may be acquired by Assignee, its successors and assigns.

     All costs and expenses of present and future accounting, administration, recordation and distribution, with respect to the interests herein assigned shall be borne by Assignee. Assignor agrees to execute and deliver to Assignees the documentation necessary to record such Assignments and to carry out the intention of this instrument.

     This assignment may be executed in any number of counterparts, and each executed counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one assignment. To facilitate recording, the counterpart to be recorded in a given county may contain only that part of Exhibit "A" hereto that describes property located in that county. Assignor and Assignees have retained counterparts of this assignment with a complete Exhibit "A" hereto.

     Assignor warrants the title to the interests herein assigned be free, clear and discharged from all former grants, charges, taxes, judgments, and other encumbrances of whatsoever nature made or suffered to be made by, through or under Assignor, but not otherwise.

     This instrument shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns, and shall run with and burden the leaseholds and lands which are the subject hereof. This Assignment is effective September 1, 2001.

ASSIGNEES:                                       ASSIGNOR:

TBX RESOURCES, INC.                              PAX ENERGY, LLC

/s/ TIM BURROUGHS                                /s/ DE WAYNE PITT
------------------------                         ------------------------
    Tim Burroughs                                By: De Wayne Pitt

GARRETT PETROLEUM, INC.


------------------------
J.P. Garrett

MERLIN CORPORATION

/s/ DE WAYNE PITT
------------------------
De Wayne Pitt, President

STATE OF OKLAHOMA          )
                           )ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned, a Notary Public, in and for said County and State on this 30th day of August, 2001 personally appeared De Wayne Pitt, Managing Member of PAX Energy, LLC, and President of Merlin Corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

My commission expires:              /s/ TERRI M. RICHARDSON
                                    -----------------------
                                         Notary Public

August 22, 2004                     [NOTARY SEAL]


STATE OF TEXAS             )
                           )ss.
COUNTY OF DALLAS           )

         Before me, the undersigned, a Notary Public, in and for said County and State on this 31st day of August, 2001 personally appeared Tim Burroughs, President of TBX Resources, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

My commission expires:              /s/ CHRISTINE COLEY
                                    -------------------
                                       Notary Public

12-29-01
----------------------              [NOTARY SEAL]


STATE OF OKLAHOMA          )
                           )ss.
COUNTY OF OKLAHOMA         )

         Before me, the undersigned, a Notary Public, in and for said County and State on this ____ day of _________, 2001 personally appeared _______________, ______________ of Garrett Petroleum, Inc., and acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

My commission expires:
                                    ----------------------
                                        Notary Public

----------------------

                                                                         [STAMP]

                      PARTIAL ASSIGNMENT AND BILL OF SALE
                                (WELLBORE ONLY)

STATE OF OKLAHOMA        )
                         )    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CADDO          )

     THAT, for valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged RYAN PETROLEUM OPERATING, INC., whose address is 100 West Main Street, Suite 227, Oklahoma City, Oklahoma 73102, (hereinafter referred to as "Assignor"), hereby assigns, grants and conveys to TBX RESOURCES, INC., whose address is 12300 Ford Road, Suite 194, Dallas, Texas 75234, (hereinafter referred to as "Assignee"), an undivided TWENTY-FIVE PERCENT (25%) interest in and to the oil and gas leases located in Section 2-12N-12W, ("Conveyed Premises"), INSOFAR AND ONLY INSOFAR as oil and gas and/or other minerals attributable to the Conveyed Premises are produced from the WELLBORE of the Soddie #1-2 Well, located in Section 2, Township 12 North, Range 12 West, Caddo County, and further limited to production from the Red Fork formation only as found in the Soddie #1-2 well from 11, 235' to 11, 620' subsurface. It is expressly understood and agreed that this Partial Assignment of Oil and Gas Leases pertains to and covers only production from the WELLBORE of the Soddie #1-2 well.

     Assignee shall bear it proportionate share of all royalties, overriding royalties, and other matters presently of record, which burden the Conveyed Premises. This assignment is specifically made subject to the terms and conditions of that certain Letter Agreement by and between Assignor and Assignee herein.

     This Assignment is made without warranty of title, either express or implied, except by, through and under Assignor herein. Furthermore, the Assignor EXPRESSLY DISCLAIMS AND NEGATES ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, AND IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS AS TO ALL EQUIPMENT, FIXTURES, FACILITIES, MATERIALS AND IMPROVEMENTS HEREBY CONVEYED TO ASSIGNEE. All such equipment, fixtures, facilities, materials and improvements are conveyed to Assignee AS IS, WHERE IS, AND WITH ALL FAULTS.

     The terms and provisions of this Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee, their respective heirs or successors and assigns, and shall be covenants running with the lands and leased acreage herein assigned and with each transfer or assignment of said lease acreage.

     IN WITNESS WHEREOF, this Assignment is executed this 16th day of July, 2001 and shall be effective as of July 1, 2001.


                                             RYAN PETROLEUM OPERATING, INC.


                                             /s/ C. CRAIG FUNK
                                             -----------------------------------
                                             C. Craig Funk, President


STATE OF OKLAHOMA       )
                        )ss.
COUNTY OF CLEVELAND     )


     The foregoing instrument was acknowledged before me this 16th day of July, 2001 by C. Craig Funk, President of Ryan Petroleum Operating, Inc., an Oklahoma Corporation, on behalf of the corporation.


                                                        /s/ SUSAN J. FUNK
My commission expires:                          --------------------------------
                                                        Notary Public
12/30/2001
-------------------------
                                Return to:
[NOTARY SEAL]                       Creede Oil & Gas Company
                                    3217 Bart Conner Drive, Suite A
                                    Norman, OK 73072

                                  EXHIBIT "A"

Attached to and made a part of that certain Partial Assignment and Bill of Sale (Wellbore Only) dated effective July 1, 2001, by and between Ryan Petroleum, Operating, Inc., Assignor and TBX Resources, Inc., Assignee.

                  TBI Lease No.:    800975B
                         Lessor:    Carl J. Bode and Frances E. Bode, his wife
                         Lessee:    Union Oil Company of California
                           Date:    January 9, 1973
                      Recording:    Volume 206, Page 134
                    Description:    Lands accreting into Section 2-12N-12W
                                    Caddo County, Oklahoma, from
                                    Section 35-13N-12W. Blaine County,
                                    Oklahoma

                  TBI Lease No.:    800976
                         Lessor:    Doris W. Neustadt Marital Trust, Walter
                                    Neustadt, Jr. Trust, Jean Neustadt Levy Trust,
                                    Allan Neustadt Trust, Joan Neustadt Levy Trust,
                                    u/w/o Walter Neustadt, Deceased
                         Lessee:    D.J. Murphy
                           Date:    January 23, 1973
                      Recording:    Volume 208, Page 400
                    Description:    Lands accreting into Section 2-12N-12W
                                    Caddo County, Oklahoma, from
                                    Section 36-13N-12W. Blaine County,
                                    Oklahoma

                  TBI Lease No.:    800978
                         Lessor:    William N. London and W. Joe London
                         Lessee:    Mobil Oil Corporation
                           Date:    October 7, 1970
                      Recording:    Volume 541, Page 525
                    Description:    Lands accreting into Section 2-12N-12W
                                    Caddo County, Oklahoma, from
                                    Section 3-12N-12W. Caddo County,
                                    Oklahoma

                  TBI Lease No.:    800993A
                         Lessor:    Ray H. Karlin and Almeda Karlin, husband & wife
                         Lessee:    American Hydrocarbon Company
                           Date:    May 15, 1973
                      Recording:    Volume 610, Page 451
                    Description:    Lots 1, 2, 3, 4, and S/2 N/2 Section 2-12N-12W
                                    Caddo County, Oklahoma, together with all
                                    riparian rights and accretions thereto

                  TBI Lease No.:    800993B
                         Lessor:    Viola B. Jelks and J.T. Jelks wife and husband
                         Lessee:    American Hydrocarbon Company
                           Date:    August 6, 1973
                      Recording:    Volume 616, Page 407
                    Description:    Lots 1, 2, 3, 4, and S/2 N/2 Section 2-12N-12W
                                    Caddo County, Oklahoma, together with all
                                    riparian rights and accretions thereto

                  TBI Lease No.:    800993C
                         Lessor:    Hattie E. Spurrier and R.W. Spurrier
                                    wife and husband
                         Lessee:    American Hydrocarbon Company
                           Date:    August 3, 1973
                      Recording:    Volume 616, Page 405
                    Description:    Lots 1, 2, 3, 4, and S/2 N/2 Section 2-12N-12W
                                    Caddo County, Oklahoma, together with all
                                    riparian rights and accretions thereto


                                    [STAMP]

                  TBI Lease No.:    800993D
                         Lessor:    Ethel M. Thompson and W.H. Thompson
                                    wife and husband
                         Lessee:    American Hydrocarbon Company
                           Date:    August 3, 1973
                      Recording:    Volume 621, Page 79
                    Description:    Lots 1, 2, 3, 4, and S/2 N/2 Section 2-12N-12W
                                    Caddo County, Oklahoma, together with all
                                    riparian rights and accretions thereto


                  TBI Lease No.:    800996
                         Lessor:    S.V. Schroder a widow
                         Lessee:    Mobil Oil Corporation
                           Date:    September 21, 1970
                      Recording:    Volume 540, Page 99
                    Description:    S/2 Section 2-12N-12W. Caddo County, Oklahoma

                  TBI Lease No.:    801033
                         Lessor:    Chicago, Rock Island and Pacific Railroad Company
                         Lessee:    W.M. Bryan, Inc.
                           Date:    March 15, 1977
                      Recording:    Volume 593, Page 598
                    Description:    Part of NW/4 Section 2-12N-12W.
                                    Caddo County, Oklahoma more particularly described
                                    as follows:

                                    Beginning at a point on the Northerly right of way line of the Chicago, Rock Island and Pacific Railroad Company, which point is 50 feet Northerly from the center line of main track, and measured at right angles thereto at Engineer's Station 1540 plus 00, thence
                                    Northerly at right angles to said main track
                                    25 feet, thence Easterly at right angles parallel to the Northerly right of way line and 25 feet Northerly therefrom 200 feet thence Southerly at right angles 25 feet to the Northerly right of way line thence
                                    Westerly along said right of way line 200
                                    feet to place of beginning and containing 11 acres.

                                    Also beginning on the Southerly right of way line of the Chicago, Rock Island and Pacific
                                    Railroad Company and which point is 50 feet
                                    Southerly from the center line of main track and measured at right angles thereto at Engineer's Station 1540 plug 00, thence
                                    Southerly at right angles to said main track
                                    25 feet thence Easterly at right angles
                                    parallel to the Southerly right of the way line and 25 feet Southerly therefrom 200 feet thence Northerly at right angles 25 feet to the Southerly right of way line thence Westerly along said right of way line
                                    200 feet to point of beginning and
                                    containing 11 acres

                                    A total of 22 acres more and less


STATE OF OKLAHOMA, CADDO COUNTY
Filed for record on the 2nd day
of August, 2001, at 10:26 AM                  [CADDO COUNTY SEAL]
Book 2354, at Page 154
Documentary Stamps, $ 156
PATRICE DOLCH, County Clerk
WILMA MCCARTY Deputy


                                    [STAMP]